WRL FREEDOM PREMIER

VARIABLE ANNUITY

Issued Through

WRL SERIES ANNUITY ACCOUNT

By

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Prospectus

May 1, 2012

This prospectus gives you important information about the WRL Freedom Premier, formerly known as WRL Freedom Premier II, a flexible payment variable deferred annuity contract (“Contract”). Please read this prospectus and the fund prospectuses before you invest and keep them for future reference. This Contract is available to individuals as well as to certain groups and individual retirement plans. This Contract is not available in all states.

You can put your money into one or more of the following investment choices. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Western Reserve.

If you would like more information about the WRL Freedom Premier, formerly known as WRL Freedom Premier II, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated May 1, 2012. Please call us at 1-800-851-9777 (Monday-Friday, 8:30 a.m.-7:00 p.m. Eastern Time), write us at: Western Reserve, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or visit our website – www.westernreserve.com. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the Contract, fixed account, and the funds:

•	are not bank deposits

•	are not federally insured

•	are not endorsed by any bank or government agency

•	are not guaranteed to achieve their goal

•	involve risks, including possible loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

The subaccounts available under this Contract invest in underlying funds of the Portfolio companies listed below:

ACCESS ONE TRUST

PROFUNDS

TRANSAMERICA SERIES TRUST

For a complete list of the available subaccounts, please refer to “Appendix A: Portfolios Associated with the Subaccounts”. For more information on the underlying funds, please refer to the prospectus for the underlying fund.

DEFINITIONS OF SPECIAL TERMS

Accumulation period — The period between the Contract date and the maturity date while the Contract is in force.

Accumulation unit value — An accounting unit of measure we use to calculate subaccount values during the accumulation period.

Administrative and Service Office — Western Reserve Life Assurance Co. of Ohio, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.

Age — The issue age is the annuitant’s age on his/her birthday immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term “age” in this prospectus, it has the same meaning as “attained age” in the Contract.

Annuitant — The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

Annuity unit value — An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

Annuity value — The sum of the separate account value and the fixed account value at the end of any valuation period.

Annuitize (Annuitization) — When you switch from the accumulation phase to the income period and we begin to make annuity payments to you (or your designee).

Beneficiary(ies) — The person(s) you elect to receive the death benefit proceeds under the Contract.

Cash value — The annuity value less any applicable premium taxes, any surrender charge, any loans and unpaid accrued interest, the annual Contract charge, and any rider charges.

Code — The Internal Revenue Code of 1986, as amended.

Contract anniversary — The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date — Generally, the later of the date on which the initial premium payment is received, or the date that the properly completed application is received, at Western Reserve’s Administrative and Service Office. We measure Monthiversaries, Contract years and Contract anniversaries from the Contract date.

Death claim day — Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

Death report day — The valuation date on which we have received due proof of death.

Fixed account — An investment option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

Fixed account value — During the accumulation period, your Contract’s value in the fixed account.

Funds — Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the Contract in the future.

In force — Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.

Maturity date — The date on which the accumulation period ends and annuity payments begin. The latest maturity date is the annuitant’s 95th birthday.

Monthiversary — The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.

NYSE — New York Stock Exchange.

Nonqualified Contracts — Contracts issued other than in connection with retirement plans.

Owner (you, your) — The person(s) entitled to exercise all rights under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.

Portfolio — A separate investment portfolio of a fund.

Premium payments/premium payments — Amounts paid by an owner or on an owner’s behalf to Western Reserve as consideration for the benefits provided by the Contract. When we use the term “premium payment” or “premium” in this prospectus, it has the same meaning as “net premium” in the Contract, which means the premium payment less any applicable premium taxes.

Qualified Contracts — Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate account — WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

Separate account value — During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

Subaccount — A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

Surrender — The termination of a Contract at the option of an owner.

Valuation date/ business day — Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Western Reserve is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

Valuation period — The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Western Reserve (we, us, our, the Company) — Western Reserve Life Assurance Co. of Ohio.

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.

Certain provisions of Contract Form Number WL18 are different than those described herein. See Appendix C for information concerning Contract Form Number WL18.

1.	THE ANNUITY CONTRACT

The WRL Freedom Premier is a flexible payment variable deferred annuity contract (the “Contract”) offered by Western Reserve. It is a contract between you, as an owner, and Western Reserve, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

The Contract allows you to direct your money into one or more of the subaccounts. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 2% (in most states), and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.

You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.

For an additional charge, you may select either a compounding minimum death benefit rider or an annual step-up death benefit rider. You may only add one of the optional death benefit riders when you purchase the Contract. If you purchase one of these riders, you cannot drop it after we issue your Contract. You may also add an Additional Earnings Rider that may provide a supplemental death benefit if you have not already selected an optional death benefit rider. See Section 9. Death Benefit, for details concerning these death benefit riders. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

The Contract, like all deferred annuity contracts, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.

2.	ANNUITY PAYMENTS (THE INCOME PHASE)

The Contract allows you to receive income after the maturity date under several annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time, reduced by the separate account annuitization charge. Generally, you cannot annuitize before your Contract’s fifth anniversary.

3.	PURCHASE

You can buy this Contract with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified Contracts) or more under most circumstances. You can add as little as $50 at any time during the accumulation period. We allow premium payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

4.	INVESTMENT CHOICES

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation period. We currently charge a $10 fee for each transfer in excess of 12 transfers per Contract year. In addition, we reserve the right to impose restrictions and limitations on transfers.

5.	EXPENSES

See Appendix C for information concerning Contract Form NumberWL18.

We do not take any deductions for sales charges from premium payments at the time you buy the Contract. You generally invest the full amount of each premium payment in one or more of the investment choices.

During the accumulation period, we deduct a daily mortality and expense risk charge of 0.85% annually (1.25% if you select the compounding minimum death benefit rider or annual step-up death benefit rider) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts. During the income phase, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. The optional death benefit riders are not available in all states.

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. This charge will not increase after you purchase the rider. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We do not assess this charge during the income phase.

During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders (including surrender charges), equals or exceeds $50,000 on the Contract anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

If you take a Contract loan, we will impose a $30 loan processing fee. Only certain types of qualified Contracts can take Contract loans. This fee is not applicable in all states.

We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your premium payment(s), if you surrender the Contract or partially surrender its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

If you make a partial surrender or surrender your Contract completely, we will deduct a surrender charge for premium payments surrendered within seven years after we receive the premium payment. This charge is 7% of the amount surrendered if the surrender occurs within 24 months or less of our receipt of the premium payment, and then declines gradually to 6% — 25 through 36 months; 5% — 37 through 48 months; 4% — 49 through 60 months; 3% — 61 through 72 months; 2% — 73 through 84 months; and no surrender charge — 85 months or more.

When we calculate surrender charges, we treat partial surrenders as coming first from the oldest premium payment, then the next oldest and so forth. For partial surrenders you make in any Contract year, we will waive all or a portion of the surrender charge up to the maximum free amount. Partial surrenders in excess of the maximum free amount will be subject to a surrender charge. We will deduct the full surrender charge if you surrender your Contract completely. The “free amount” waiver does not apply to a complete surrender. We waive this charge under certain circumstances. See Section 5. Expenses — Surrender Charge for how we calculate surrender charges and waivers.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity

Contract Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

See Section 10. Other Information - Distribution of the Contracts for information concerning compensation we pay our agents for the sale of the Contracts.

6.	TAXES

The Contract’s earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a non-qualified contract during the accumulation period, earnings come out first and are taxed as ordinary income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the contract” has been fully recovered. Different tax consequences may apply for a qualified Contract. If you are younger than 59 1/2 when you take money out of a Contract, you may also be charged a 10% federal penalty tax on the amount you must report as taxable income.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial or complete surrender.

7.	ACCESS TO YOUR MONEY

You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial surrender if it reduces the cash value below $5,000. No partial surrenders may be made from the fixed account without prior consent from us. Access to amounts held in qualified Contracts may be restricted or prohibited by law or regulation or the terms of the plan. Other restrictions and surrender charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

Partial withdrawals will reduce your cash value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial surrenders may reduce the death benefit and the Additional Earnings Rider benefit by more than the amount surrendered.

You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

8.	PERFORMANCE

The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. Past performance does not guarantee future results.

9.	DEATH BENEFIT

If you are both an owner and the annuitant and you die before the maturity date, your beneficiary will receive the death benefit proceeds. If your surviving spouse continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds (described below) as of the death report day and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. Death benefit provisions may vary by state.

If you are named only as an owner, and you die before the annuitant and before the maturity date, and if your surviving spouse is the joint owner or sole beneficiary, then the Contract continues. However, the annuity value is not increased to equal the death benefit proceeds.

If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

If the annuitant dies before the maturity date, the death benefit proceeds, if payable, will be determined by the death benefit option described in your Contract and in any optional death benefit rider that you purchased. If you purchase an optional death benefit rider, you cannot drop it after we issue your Contract.

Under the standard death benefit, the death benefit proceeds will be the greater of:

•	the annuity value as of the death report day; or

•	the total premium payments you make to the Contract reduced by any adjusted partial surrenders.

Under the compounding minimum death benefit rider, the death benefit proceeds will be the greater of:

•	the death benefit proceeds as determined under the standard death benefit; or

•

total premiums paid for this Contract, less any adjusted partial surrenders, accumulated at 5% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

Under the annual step-up death benefit rider, the death benefit proceeds will be the greater of:

•	the death benefit proceeds as determined under the standard death benefit; or

•

the highest annuity value as of any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made, and decreased for adjusted partial surrenders taken, following the date of the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

The adjusted partial surrender is equal to (a) times (b) where:

(a)	is the ratio of the value of any proceeds that would have been payable had death occurred, to the annuity value, as these amounts existed on the date the partial surrender is processed, but prior to the processing; and

(b)	is the amount of the partial surrender.

An additional death benefit may be payable if you purchase the Additional Earnings Rider (not available if you purchase one of the optional death benefit riders) and it is in effect at the time the death benefit proceeds become payable. You may only select the Additional Earnings Rider if you are both the owner and the annuitant (except in the case of a trust or employer-sponsored plan). This rider is not available in all states and may vary by state. See Section 9. Death Benefit - Additional Earnings Rider for details.

The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.

10.	OTHER INFORMATION

Right to Cancel Period. You may return your Contract for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). We determine the value of the refund as of the date we receive the returned Contract at our Administrative and Service Office. We will pay the refund within 7 days after we receive your original signature written notice of cancellation and the returned Contract at our Administrative and Service Office in good order. A faxed version of a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The Contract will then be deemed void.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, because the tax-favored arrangement itself provides tax- sheltered growth.

Additional Features. This Contract has additional features that might interest you. These include the following:

•

Reduced Minimum Initial Premium Payment (for nonqualified Contracts): You may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.

•

Systematic Partial Surrenders: You can arrange to have money automatically sent to you while your Contract is in the accumulation period. You may take systematic partial surrenders monthly, quarterly, semi-annually or annually without paying surrender charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.

•

Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the TA AEGON Money Market or TA JPMorgan Core Bond subaccounts to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

•

Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

•

Telephone Fax and Internet Transactions: You may make transfers, partial surrenders and/or change the allocation of additional premium payments by telephone or fax. You may also make transfers and change premium payment allocations through our website – www.westernreserve.com. Internet transactions are not available for transfers and changes in premium payment allocations involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received in good order at our Administrative and Service Office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our Administrative and Service Office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business session of the NYSE.

•

Nursing Care Facility Waiver: If you are confined to a nursing care facility, you may take partial surrenders or surrender your Contract completely without paying the surrender charge, under certain circumstances.

•	Terminal Condition Waiver: Under a terminal condition waiver, if certain medically-related circumstances occur, we will allow you to fully or partially surrender your money without a surrender charge.

•

Contract Loans (for certain qualified Contracts): If you own a qualified Contract, you may be eligible to take out Contract loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See Section 7. Access to Your Money - Contract Loans for Certain Qualified Contracts for details.

•

Optional Death Benefit and Additional Earnings Riders: You may add one of the optional death benefit riders for an additional charge. If you wish to purchase one of the riders, you must select the rider on your application. If you purchase one of these riders, you cannot drop it after we issue your Contract. However, you may purchase the Additional Earnings Rider at issue or on any Monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. These riders are not available to owners, joint owners or annuitants age 76 or older on the Contract date. These riders are not available in all states and may vary by state.

•

Compounding Minimum Death Benefit Rider: This rider provides a death benefit equal to total premium payments paid for this Contract, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

•

Annual Step-Up Death Benefit Rider: This rider provides a death benefit equal to the highest annuity value on any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

•

Additional Earnings Rider: You may add this rider for an additional charge when we issue the Contract or on any Monthiversary during the accumulation period if you, a joint owner and the annuitant are age 75 or younger and if you have not already purchased an optional death benefit rider. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the Contract if the surviving spouse elects to continue the Contract. If the Additional Earnings Rider is attached to a Contract with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. We recommend that you consult your tax advisor before you purchase this rider.

•

Additional Benefits with Spousal Continuation: If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.

•

Additional Death Benefit on Beneficiary’s Death: If an owner who is the annuitant dies before the maturity date, and the deceased owner’s spouse is not named as joint owner or as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit under the Contract if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

•

Multiple Beneficiaries: If an owner who is an annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.

These features are not available in all states, may vary by state and may not be suitable for certain qualified Contracts or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional riders or features described in this prospectus.

Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the Contract. Consult your agent and the Contract for details.

Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial surrenders, dollar cost averaging and asset rebalancing.

A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

Other Contracts. We offer other variable annuity contracts which also invest in the same portfolios of the funds. These contracts may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these contracts, contact your agent, or call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of a contract owner, and the maximum fees and charges for all contract features and benefits are set forth in the fee table of this prospectus.

Financial Information. We have included in Appendix B, a financial history of the accumulation unit values for the subaccounts available through this Contract.

11.	INQUIRIES

If you need more information or want to make a transaction, please contact us at:

Western Reserve Life Assurance Co. of Ohio

Administrative and Service Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

You may check your Contract at www.westernreserve.com. Follow the logon procedures. You will need your pre-assigned Personal Identification Number (“PIN”) to access information about your Contract. We cannot guarantee that you will be able to access this site.

You should protect your PIN, because on-line (or telephone) options may be available and could be made by anyone who knows your PIN. We may not be able to verify that the person providing instructions using your PIN is you or someone authorized by you.

Please send all premium payments, loan repayments, correspondence and notices to the Administrative and Service Office.

ANNUITY CONTRACT FEE TABLE(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially or completely surrender the Contract, or transfer annuity value between the subaccounts and/or the fixed account. State premium taxes may also apply.

Owner Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of premium payments)(2)(3)(4)	7%
Transfer Charge(5)	$10 after 12 per year
Loan Processing Fee(6)	$30 per loan
Special Service Fee	$0 - $25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Annual Contract Charge(3)(7)	$30 per Contract year

Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)(8)

Under Standard Death Benefit:
Mortality and Expense Risk Charge	0.85%
Administrative Charge	0.40%

Total Separate Account Annual Expenses	1.25%

With Compounding Minimum Death Benefit Rider Added (optional):
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.40%

Total Separate Account Annual Expenses	1.65%

With Annual Step-Up Death Benefit Rider Added (optional):
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.40%

Total Separate Account Annual Expenses	1.65%

Annual Optional Rider Charges:
Additional Earnings Rider Charge(9)	0.35%
Guaranteed Minimum Income Benefit Rider(10) (NO LONGER AVAILABLE)
Current	0.35%
Maximum	0.50%

The next table shows the lowest and highest total operating expenses charged by the portfolios for the fiscal year ended December 31, 2011. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses(11)(12)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.43%	2.09%

The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the highest costs of investing in the Contract, including Contract owner transaction expenses, the annual Contract charge, separate account charges (assuming the compounding minimum death benefit rider or annual step-up death benefit rider has been added), the highest charge for the optional Additional Earnings Rider and highest Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

Example(13)	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period.	$1,036	$1,777	$2,461	$4,386
If you annuitize* or remain invested in the Contract at the end of the applicable time period.	$415	$1,260	$2,126	$4,386

*	You cannot annuitize your Contract before your Contract’s fifth anniversary.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contracts.”

(1)	The Fee Table applies only to the accumulation period. During the income phase, the fees may be different than those described in the fee table. See Section 5, Expenses.

(2)	We will deduct from any payment for a partial or complete surrender the charge for any extraordinary expenses we incur for expediting delivery of the payment of your partial or complete surrender – such as for wire transfers or overnight mail expenses. We charge $25 for a wire transfer and $20 for an overnight delivery.

(3)	The surrender charge decreases based on the number of years since each premium payment was made, from 7% in the first two years after the premium payment was made and grading down to 0% in the eighth year after the premium payment was made. To calculate surrender charges, the first premium payment made is considered to come out first. This charge is waived under certain circumstances.

(4)	We may reduce or waive the surrender charge and the annual Contract charge for Contracts sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.

(5)	There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

(6)	Loans are available only for certain qualified Contracts. The loan processing fee is not applicable in all states.

(7)	We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, including any surrender charges, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

(8)	These charges are assessed to your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 0.85% applies when you have selected the standard death benefit. If you select the compounding minimum death benefit rider or the annual step-up death benefit rider, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

(9)	This rider is optional. You may not add this rider if you have already purchased one of the optional death benefit riders. If you add the rider, we will impose during the accumulation period an annual rider charge equal to 0.35% of your Contract’s annuity value on each rider anniversary and pro rata on the termination date of the rider, including Contract surrender. The charge will not increase once the rider has been issued. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. This rider is not available in all states.

(10)	This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Appendix D.

(11)	The portfolio expenses used to prepare this table were provided to Western Reserve by the fund(s). Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2011. Current or future expenses may be greater or less than those shown. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

(12)	The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the TST fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2011.

(13)	The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.09% that is determined by dividing the total annual Contract charges to be collected during 2011 by total average net assets to be attributable to the Contract during 2011. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

1.	THE ANNUITY CONTRACT

This prospectus describes the WRL Freedom Premier, formerly known as WRL Freedom Premier II variable annuity contract offered by Western Reserve.

An annuity is a contract between you, an owner, and an insurance company (in this case Western Reserve), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 below.) Until the maturity date, your annuity is in the accumulation period and the earnings generally are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

The Contract is a flexible payment variable deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

It is a “flexible payment” Contract because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

The Contract is a “variable” annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon the performance of your investment choices for the income phase.

The Contract also contains a fixed account. Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 2% (in most states) per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.

Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

2.	ANNUITY PAYMENTS (THE INCOME PHASE)

You choose the date when annuity payments start under the Contract. This is the maturity date. You can change this date by giving us 30 days written notice. The maturity date cannot be earlier than the end of the fifth Contract year. The maturity date cannot be later than the annuitant’s 95th birthday. The maturity date may be earlier for qualified Contracts.

Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments. You cannot change the annuity payment option after the maturity date.

If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

Unless you specify otherwise, the annuitant named on the application will receive the annuity payments. As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.

Supplemental Contract. Once you annuitize and if you have selected a fixed annuity payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

Annuity Payment Options Under the Contract

The Contract provides several annuity payment options that are described below. You may choose any annuity payment option available under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.

We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will generally depend on the following:

•	The amount of the annuity proceeds on the maturity date;

•	The interest rate we credit on those amounts; and

•	The specific payment option you choose.

Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract’s assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract’s assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40% of subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

If you elect a variable annuity payment option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40%.

The annuity payment options are explained below. Some of the annuity payment options may not be available in all states. Options A, B, and C are fixed only. Options D and E are variable only.

Fixed Annuity Payment Options

Payment Option A — Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to Western Reserve.

If your contract is a qualified contract, payment option A may not satisfy minimum required distribution rules. Consult a tax advisor before electing that option.

Payment Option B — Life Income: Fixed Payments.

•	No Period Certain — We will make level payments only during the annuitant’s lifetime; or

•	10 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 years; or

•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

Payment Option C — Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

For more information on how the fixed annuity payments are determined, see the SAI.

Variable Annuity Payment Options

Payment Option D — Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

•	No Period Certain — We will make variable payments only during the annuitant’s lifetime; or

•	10 Years Certain — We will make variable payments for the longer of the annuitant’s lifetime or 10 years.

Payment Option E — Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with us.

Note Carefully: The death benefit payable after the maturity date will be affected by the annuity option you choose.

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and

•	the annuitant(s) dies, for example, before the due date of the second annuity payment;

THEN:

•	we may make only one annuity payment and there will be no death benefit payable.

IF:

•	you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping Western Reserve informed of the annuitant’s current address of record.

3.	PURCHASE

Contract Issue Requirements

We will not issue a Contract unless:

•	we receive information we need to issue the Contract at our Administrative and Service Office in good order;

•	we receive a minimum initial premium payment (except for 403(b) Contracts); and

•	the annuitant is age 85 or younger.

In order to purchase the optional compounding minimum death benefit rider, annual step-up death benefit rider or Additional Earnings Rider, you, a joint owner and the annuitant must be age 75 or younger. If you purchase the compounding minimum death benefit rider or the annual step-up death benefit rider, you cannot drop it after we issue your Contract. You may purchase the Additional Earnings Rider at issue or on any Monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. You may not purchase the Additional Earnings Rider if you have purchased an optional death benefit rider.

Premium Payments

You should make checks or drafts for premium payments payable only to “Western Reserve Life” and send them to our Administrative and Service Office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to “Western Reserve Life”, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or a transfer from other financial institutions. Any third party checks not accepted by the company will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Premium Requirements

The initial premium payment for nonqualified Contracts must be at least $5,000. However, you may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs the minimum initial premium payment is $1,000 and for qualified Contracts other than traditional or Roth IRAs, the minimum initial premium payment is $50.

We will credit your initial premium payment to your Contract within two business days after the day we receive it and your complete Contract information in good order. If we are unable to credit your initial premium payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us (or your agent) to keep it. We will credit your initial premium payment as soon as we receive all necessary application information.

The date on which we credit your initial premium payment to your Contract is generally the Contract date. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and premium payments to our Administrative and Service Office in a timely manner. Any delays will affect when your Contract can be issued and when your purchase payment is allocated among the investment choices.

If you wish to make premium payments by bank wire, please contact our Administrative and Service Office at 1-800-851-9777 (Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time.

We may reject any application or premium payment for any reason permitted by law.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept premium payments by bank wire or by check. Additional premium payments must be at least $50 ($100 monthly in the case of nonqualified Contracts with a $1,000 initial premium payment and $1,000 if by wire). We will credit any additional premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our Administrative and Service Office in good order. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

Maximum Total Premium Payments

We reserve the right to reject cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for all contracts with the same owner or same annuitant issued by us or an affiliate.

Allocation of Premium Payments

On the Contract date, we will allocate your premium payment to the investment choices you selected on your application. Your allocation must be in whole percentages which must total 100%. We will allocate additional premium payments as you selected on your application, unless you request a different allocation.

Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.

If you allocate purchase payments to the Dollar Cost Averaging Program, then you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.

You may change allocations for future additional premium payments by writing to or telephoning the Administrative and Service Office or by visiting our website – www.westernreserve.com, subject to the limitations described under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. The allocation change will apply to premium payments received after the date we receive the change request at our Administrative and Service Office in good order.

You should review periodically how your purchase payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

Right to Cancel Period

You may return your Contract for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). We determine the value of the refund as of the date we receive (in good order at our Administrative and Service Office) your written notice of cancellation and the returned Contract at our Administrative and Service Office. We will pay the refund within 7 days after we receive (in good order at our Administrative and Service Office) your written notice of cancellation and the returned Contract. The Contract will then be deemed void.

Annuity Value

You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each valuation date and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

Accumulation Units

We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount’s accumulation unit value as of the end of that valuation date. If you partially surrender or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge, any surrender charge, or any Additional Earnings Rider charge, we subtract accumulation units from the subaccounts using the same method.

Each subaccount’s accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying portfolio, and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

4.	INVESTMENT CHOICES

The Separate Account

The WRL Freedom Premier variable annuity offers you a means of investing in various underlying portfolios offered by different investment companies (by investing in corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Contract are listed in Appendix A: Portfolios Associated with the Subaccounts.

The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to the portfolios offered by this prospectus.

There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the fund prospectuses. You should read the fund prospectuses carefully before you invest.

Please contact our Administrative and Service Office at 1-800-851-9777 (Monday — Friday 8:30 a.m. — 7:00 p.m. Eastern Time) or visit our website (www.westernreserve.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

Note: If you received a summary prospectus for any of the portfolios listed in Appendix A: Portfolios Associated with the Subaccounts, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by Transamerica Asset Management, Inc. (“TAM”), our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Contract resulting from the performance of the Portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that each portfolio will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing or new Contract owners at any time or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by applicable law.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of another portfolio of a fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the “SEC”) to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of Western Reserve, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by Western Reserve. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant. In the event any subaccount is eliminated, Western Reserve will notify you and request a reallocation of the amounts invested in the eliminated subaccount.

Similarly, Western Reserve may, at its discretion, close a subaccount to new investment (either transfers or premium payments). If you allocate premium to a subaccount that is closed to new investments, we will require new instructions, the requested transaction will be canceled and the premium will be returned.

In the event of any such substitution or change, we may by appropriate endorsement, make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required, Or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, Western Reserve also may (1) transfer the assets of the separate account associated with the Contracts to another account or accounts, (2) restrict or eliminate any voting rights of owner or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium payments you allocate to and amounts you transfer to the fixed account become part of the general account of Western Reserve. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. Western Reserve has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

While we do not guarantee that the fixed account will always be available for investment, we guarantee that the interest credited to the fixed account will not be less than 2% (in most states) per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 2% per year.

The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year.

Any money you allocate or transfer to the fixed account will be placed with the other general assets of Western Reserve. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.

When you request a transfer, or if we consent to a partial surrender, from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each Contract year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make partial surrenders from the fixed account unless we consent.

Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.

Transfers

During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

Currently, we allow you to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:

•	That you only make one transfer per Contract year. This restriction does not apply if you have selected dollar cost averaging;

•	That you request transfers from the fixed account in writing;

•	That you only make transfers from the fixed account during the 30 days following each contract anniversary; and

•	That you limit the maximum amount you transfer from the fixed account to the greater of:

(1)	25% of the amount in the fixed account; or

(2)	the amount you transferred from the fixed account in the immediately prior Contract year.

(Note: This restriction may prolong the period of time it takes to transfer the total annuity value allocated to the fixed account to other investment choices. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)

Before affecting any of these requirements, we will notify you in writing, and they will apply uniformly to all Owners.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer. Transfers from the fixed account are not available through our Internet website.

During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per Contract year.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New Jersey or Massachusetts, you may not transfer any of their Contract value to the fixed account.

Transfers may be made by telephone, fax, mail or Internet, subject to limitations described under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.

If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, internet or faxed request, provided we receive your request in good order before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

Market Timing and Disruptive Trading

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable insurance product was not designed for the use of market timers or frequent or disruptive traders (frequent transfers are considered to be disruptive). Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us (except in the ProFunds or Access subaccounts as discussed above) if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some contract owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and the general amount may change quickly.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

•

expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

Contract owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual contract owners, and to restrict or prohibit further purchases or transfers by specific contract owners identified by an underlying fund portfolio as violating the frequent trading policies established for that portfolio.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’

ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Subaccounts. The restrictions above do not apply to ProFunds or Access subaccounts. Because the above restrictions do not apply to the ProFunds or Access subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Dollar Cost Averaging Program

Dollar cost averaging allows you to transfer systematically a specific amount each month from the fixed account, the TA AEGON Money Market subaccount, the TA JPMorgan Core Bond subaccount or any combination of these accounts, to a different subaccount. You may specify the dollar amount to be transferred monthly; however, you must transfer at least $100 monthly. To qualify, a minimum of $5,000 must be in each subaccount from which we make transfers.

You may request dollar cost averaging at any time. A dollar cost averaging program will begin once we receive at our Administrative and Service Office in good order all necessary information and the minimum required amount. There is no charge for this program. However, these transfers do count towards the 12 free transfers allowed during each Contract year.

If you make dollar cost averaging transfers from the fixed account, each month you may transfer no more than 1/10th of the dollar amount in the fixed account on the date you start dollar cost averaging. (Please note, a Dollar Cost Averaging Program will not begin on the 29th, 30th, or 31st of the month. If a program would have started on one of these dates, it will start on the 1st business day of the following month.)

By transferring a set amount on a regular schedule instead of transferring the total amount at one particular time, you may reduce the risk of investing in the portfolios only when the price is high. Dollar cost averaging does not guarantee a profit and it does not protect you from loss if market prices decline.

We reserve the right to discontinue offering dollar cost averaging 30 days after we send notice to you. Dollar cost averaging is not available if you have elected the asset rebalancing program or if you elect to participate in any asset allocation service provided by a third party.

Dollar Cost averaging will terminate if (i) we receive (at our Administrative and Service Office or by phone) from you or your authorized registered representative a request to cancel your participation, (ii) or the value in the account from which we make the transfers is depleted.

If we receive additional premium payments after a Dollar Cost Averaging program is completed; the additional premium will be allocated according to the current payment allocations at that time and will not reactivate a completed Dollar Cost Averaging program. New Dollar Cost Averaging instructions will be required to Dollar Cost Average this additional premium.

Asset Rebalancing Program

During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, you must submit a completed request form, signed by the owner to our Administrative and Service Office. To end participation in asset rebalancing, you or your authorized registered representative may call or write to our Administrative and Service Office. Entrance to the asset rebalancing program is limited to once per Contract year. However, we will not rebalance if you are in the dollar cost averaging program or systematic partial surrender program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer or if we receive your request to discontinue participation at our Administrative and Service Office. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

If you request the Asset Rebalancing program, we will change your future payment allocation to match the subaccounts in your Asset Rebalancing Program.

To qualify for asset rebalancing, a minimum annuity value of $5,000 for an existing Contract, or a minimum initial premium payment of $5,000, for a new Contract, is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

Telephone, Fax and Internet Transactions

You may make transfers, change the allocation of additional premium payments and (generally) request partial surrenders by telephone. Telephonic partial surrenders are not allowed in the following situations:

•	for qualified Contracts (except IRA, Roth IRA, SEP, SIMPLE);

•	if the amount you want to withdraw is $50,000 and over; or

•	if the address of record has been changed within the past 15 days.

Upon instructions from you, the registered representative/agent of record for your Contract may also make telephonic transfers or partial surrenders for you. If you do not want the ability to make transfers or partial surrenders by telephone, you should notify us in writing.

You may make telephonic transfers, allocation changes or request partial surrenders by calling our toll-free number: 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. Telephone transfers for contracts owned by trusts will only be allowed if a current trust certification form with a signature guarantee is on file at our Administrative and Service Office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.

Telephone, fax and Internet orders must be received in good order at our Administrative and Service Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office after the close of the New York Stock Exchange will receive the price computed at the end of the next business day.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

To request a transfer or partial surrender, please fax your request to us at 877-355-4385. We will not be responsible for same-day processing of transfers or partial surrenders if you fax your request to a number other than this fax number.

You may make certain transfers and change premium payment allocations through our website - www.westernreserve.com.

We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.

We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative and Service Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

In addition, you should protect your personal identification number (“PIN”) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing instructions via an automated telephone or online system is you or is authorized to act on your behalf.

We may discontinue the availability of telephone, fax or Internet transactions at any time.

Third Party Investment Services

Western Reserve or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.

Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Contracts. Western Reserve, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.

Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•	Western Reserve does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Contract.

•

Western Reserve is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Contract. Western Reserve is not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on your behalf.

•	Any fee that is charged by third parties offering investment allocation services for use with your Contract is in addition to the fees and expenses that apply under your Contract.

•	If you make withdrawals from your Contract value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59 1/2.

5.	EXPENSES

There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate Contract costs and expenses that we incur in providing the services and benefits under the Contract and assuming the risks associated with the Contract and riders. The charges may result in a profit to us.

Mortality and Expense Risk Charge

We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 0.85% of the average daily net assets that you have invested in each subaccount. If you add the compounding minimum death benefit or annual step-up death benefit, the mortality and expense risk charge increases to 1.25%. This charge is deducted daily from the subaccounts during the accumulation period. During the income phase, if you elect a variable annuity option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if the charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.

Administrative Charge

We deduct an annual administrative charge to partially cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount.

Additional Earnings Rider Charge

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider, including Contract surrender. We do not assess this charge during the income phase.

Annual Contract Charge

We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct this charge to cover our costs of administering the Contracts. We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders (including any surrender charges), equals or exceeds $50,000 on the Contract anniversary for which the charge is payable.

Transfer Charge

You are generally allowed to make 12 free transfers among the subaccounts per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging and asset rebalancing transfers are considered transfers. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per Contract year. We do not currently charge for Internet transfers, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.

Loan Processing Fee

If you take a Contract loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Contract loans are available only under certain types of qualified Contracts.

Premium Taxes

Some states assess premium taxes on the premium payments you make. A premium tax is a regulatory tax that some states assess on the premium payments made into a contract. If we should have to pay any premium tax, we may deduct the tax from each premium payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

•	you elect to begin receiving annuity payments;

•	you surrender the Contract;

•	you request a partial surrender; or

•	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services, such as overnight delivery, up to $25 per service provided.

Surrender Charge

During the accumulation period, except under certain qualified Contracts, you may surrender part or all of the annuity value. We impose a surrender charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial or complete surrender.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

If you take a partial surrender or if you surrender your Contract completely, we will deduct a surrender charge of up to 7% of premium payments surrendered within seven years after we receive a premium payment. We calculate the surrender charge on the full amount we must withdraw from your annuity value in order to pay the surrender amount, including the surrender charge. To calculate surrender charges, we treat surrenders as coming first from the oldest premium payment, then the next oldest and so forth.

The following schedule shows the surrender charges that apply during the seven years following each premium payment:

Number of Months Since Premium Payment Date	Surrender Charge
12 or less	7%
13 through 24	7%
25 through 36	6%
37 through 48	5%
49 through 60	4%
61 through 72	3%
73 through 84	2%
85 or more	0%

For example, assume your premium is $100,000, you have taken no partial surrenders, your annuity value is $106,000 in the 15th contract month and you request a full surrender. You would pay a surrender charge of $7,000 on the $100,000 premium, (7% of $100,000). Likewise, if there was a market loss and you requested a full surrender (annuity value is $80,000), you would pay a surrender charge of $7,000 (7% of $100,000).

Keep in mind that partial and complete surrenders may be taxable, and if made before age 59 1/2, may be subject to a 10% federal penalty tax. For tax purposes, partial and complete surrenders are considered to come from earnings first.

There are several ways that you may make a partial surrender and we will not deduct the full surrender charge:

1. Partial Surrenders Up to the Free Amount. During any Contract year, you may request a partial surrender and we will not impose a surrender charge on any amount up to the maximum free amount. However, if you later completely surrender your Contract while surrender charges still apply, we will deduct from your annuity value the charge we would have deducted if there had been no free amount (does not apply to New Jersey residents). For partial surrenders under the Contract, the maximum free amount you can partially surrender without a surrender charge is equal to (a) plus (b) where:

(a)	is equal to:

(i)	the annuity value on the date of the partial surrender; plus

(ii)	any amounts previously surrendered from the Contract under (b) below; plus

(iii)	any amounts previously surrendered from the Contract that were subject to surrender charges; minus

(iv)	the total of all premiums paid for the Contract.

AND

(b)	is equal to:

(i)	10% of the remaining annuity value following the determination of (a) above on the date of the partial surrender; minus

(ii)	any amounts partially surrendered under (b)(i) above during the Contract year in which the partial surrender is requested.

For example, assume that you make a $100,000 premium payment to your Contract at issue and make no more premium payments. Also assume at the end of the 13th Contract month there is an annuity value of $108,000 before a partial surrender of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (a) ($108,000 - $100,000 = $8,000), and $3,000 is surrender charge free under (b) ($100,000 × 10% = $10,000 maximum amount under (b)). If, at the end of the 19th Contract month, there is an annuity value of $106,000 before a partial surrender of $20,000 is taken out, the surrender charge on this partial surrender will be calculated as follows:

(a)(i)	$106,000 is the annuity value on the date of the partial surrender; and is added to

(a)(ii)	$3,000 is the amount of the surrender that occurred in the 13th month surrendered under (b) of the formula (see paragraph above); plus

(a)(iii)	$0 are amounts previously surrendered that were subject to surrender charges; minus

(a)(iv)	$100,000 is the total of all premiums paid.

The total for (a) is: $106,000 + $3,000 + $0 - $100,000 = $9,000

AND

(b)(i)	$9,700 is 10% of the remaining annuity value following the determination of (a) above on the date of partial surrender [$106,000 - $9,000 = $97,000 (remaining annuity value) × 10% = $9,700]; minus

(b)(ii)	$3,000 is the amount partially surrendered under (b)(i) above during the Contract year in which the current partial surrender is requested.

The total for (b) is: $9,700 - $3,000 = $6,700.

The maximum amount of this partial surrender available without a surrender charge is $9,000 (A) + $6,700 (b) = $15,700.

The portion of this partial surrender which is subject to a surrender charge is $20,000 - $15,700 = $4,300.

The surrender charge is calculated to be $323.66 (7% of $4,624).

The total amount we will deduct from your annuity value for the surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.

2. Systematic Partial Surrenders. During any Contract year, you may make a systematic partial surrender on a monthly, quarterly, semi-annual or annual basis without paying surrender charges. Systematic partial surrenders must be at least $50. The amount of the systematic partial surrender may not exceed 10% of the annuity value at the time the surrender is made, divided by the number of surrenders made per calendar year. We reserve the right to discontinue systematic partial surrenders if any surrender would reduce your annuity value below $5,000.

You may elect to begin or discontinue systematic partial surrenders at any time. However, we must receive written notice at our Administrative and Service Office at least 30 days prior to the date systematic partial surrenders are to be discontinued. (Additional limitations apply. See Section 7. Access to Your Money - Systematic Partial Surrenders.)

3. Nursing Care Facility Waiver. If your Contract contains a nursing care facility waiver, we will waive the surrender charge, provided:

•	you (or any joint owner) have been confined to a nursing care facility for 30 consecutive days or longer;

•	your confinement began after the Contract date; and

•	you provide us with satisfactory written evidence of your confinement, including dates, at the time you make each request for partial surrender or complete surrender.

We will waive the surrender charge under this waiver only for partial and complete surrenders made during your confinement or within two months after your confinement ends.

There is no restriction on the maximum amount you may withdraw under this benefit.

This waiver is not available in all states.

4. Terminal Condition Waiver. If your Contract contains a terminal condition waiver, we will waive the surrender charge upon a complete or partial surrender, provided:

•	you (or any joint owner) is diagnosed with a terminal condition after the Contract date;

•	you (or any joint owner) provide a written statement acceptable to us and signed by a physician;

•	the written statement provides the physician’s diagnosis and prognosis of your (or any joint owner’s) non-correctable medical condition; and

•

the written statement says with reasonable medical certainty that the non-correctable medical condition will result in death within 12 months from the date of the written statement, taking into consideration ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

We will waive all surrender charges upon receipt of a complete or partial surrender request if you include such a written statement from a physician with your request. The minimum amount that you may partially surrender under this waiver is $1,000. If you request a complete surrender, or a partial surrender for an amount that reduces the annuity value below the minimum balance required under your Contract, we will pay you the Contract’s complete annuity value and your Contract will terminate.

There is no restriction on the maximum amount you may withdraw under this benefit.

This waiver is not available in all states.

Portfolio Management Fees

The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. The portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the fund prospectuses.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Contract, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and/or our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Contract.

We (and/or our affiliates) may receive some or all of the following types of payments:

•

Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the contracts, indirectly receive 12b-1 fees from the funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable annuity products are then credited to us as an administrative expense. These fees range from 0.00% to 0.45% of the average daily assets of those underlying fund portfolios that are attributable to the Contracts and to certain other variable insurance products that we and our affiliates issue.

•

Administrative, Marketing and Support Service Fees (“Service Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the Contract and to certain other variable annuity and insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis. Please note: Some of the underlying funds listed in the following chart may not currently be available under your Contract:

Incoming Payments to the Company and/or TCI

Fund	Maximum Fee % of assets(1)
Access One Trust	0.50%
Transamerica Series Trust(2)	0.25%
ProFunds	0.50%
Fidelity® Variable Insurance Products Fund (3)	0.39%

(1)

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this contract and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

(2)

Transamerica Series Trust (“TST”): Because TST is managed by Transamerica Asset Management, Inc. (“TAM”), an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the contractholders who invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2011 we received $16,703,892.90 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

•	Other payments. We and our affiliates, including TCI, Transamerica Financial Advisors,

Inc. (“TFA”), and World Group Securities (“WGS”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates):

•

may each directly or indirectly pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees;

•	may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;

•

may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and

•

may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Contract.

For the calendar year ended December 31, 2011, TCI, or its affiliates, received total revenue sharing payments in the amount of $3,368,635.55 from the following Fund managers and/or sub-advisers to participate in TCI’s events: AllianceBernstein Investments, AEGON USA Investment Management, BlackRock Investment Management, Fidelity Investments, Franklin Templeton Investments, GE Asset Management, Hanlon Investment Management, Inc., ING Clarion Real Estate Securities, Invesco Aim, Janus Capital, Jennison Associates, JPMorgan Investment Management, Logan Circle Investment Partners, Loomis, Sayles & Company, MFS Investment Management, Systematic Financial Management LP, Thompson Siegel and Walmsley LLC, Neuberger Berman Management, OppenheimerFunds, Pacific Investment Management Company, PUTNAM, Schroder Investment Management North America, Transamerica Investment Management, Van Kampen Investments, Vanguard and Wellington Management Company.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Sale of the Contracts” in this prospectus.

6.	TAXES

NOTE: We have prepared the following information on federal income taxes as a general discussion of the subject. It is not intended as tax advice to any individual. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the Contract. You should consult your own tax adviser about your own circumstances. We have included an additional discussion regarding taxes in the SAI.

Annuity Contracts in General

Deferred annuity Contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code for annuities.

Simply stated, these rules generally provide individuals will not be taxed on the earnings, if any, on the money held in an annuity contract until taken out. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts) owns a nonqualified contract, the contract will generally not be treated as an annuity for tax purposes and tax deferral will not apply.

There are different rules as to how you will be taxed depending on how you take the money out and the type of contract—qualified or nonqualified.

You will generally not be taxed on increases in the value of your contract until a distribution occurs (either as a partial withdrawal, surrender, or as annuity payments).

Qualified and Nonqualified Contracts

If you purchase the contract under an individual retirement annuity, a 403(b) plan, a pension plan, or specially sponsored program, your contract is referred to as a qualified contract.

Qualified contracts are issued in connection with the following:

•

Individual Retirement Annuity (IRA): A traditional IRA allows individuals to make contributions, which may be deductible, to the contract. A Roth IRA also allows individuals to make contributions to the contract, but it does not allow a deduction for contributions, and distributions may be tax-free if the owner meets certain rules.

•

Tax-Sheltered Annuity (403(b) Plan): A 403(b) Plan may be made available to employees of certain public school systems and tax-exempt organizations and permits contributions to the contract on a pre-tax basis. Pursuant to new tax regulations, starting January 1, 2009 the Contract is not available for purchase under a 403(b) plan and we do not accept additional premiums or transfers to existing 403(b) Contracts. We generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from an existing 403(b) Contract comply with applicable tax requirements before we process your request.

•

Corporate Pension and Profit-Sharing and H.R. 10 Plan: Employers and self-employed individuals can establish pension or profit-sharing plans for their employees or themselves and make contributions to the contract on a pre-tax basis.

•	Deferred Compensation Plan (457 Plan): Certain governmental and tax-exempt organizations can establish a plan to defer compensation on behalf of their employees through contributions to the contract.

There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified contract. There are limits on the amount of contributions you can make to a qualified contract. Other restrictions may apply including terms of the plan in which you participate.

Optional death benefit features in some cases may exceed the greater of the premium payments or the contract value. Such a death benefit could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or 403(b) plan. Because an optional death benefit may exceed this limitation, anyone using the contract in connection with such plans should consult their tax adviser before purchasing an optional death benefit. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the contract, if any, comport with IRA qualification requirements. The value of death benefit options and riders elected may need to be considered in calculating minimum required distributions.

If you purchase the contract as an individual and not under an individual retirement annuity, 403(b) plan, 457 plan, or pension or profit sharing plan, your contract is referred to as a nonqualified contract.

Pa rtial Withdrawals and Surrenders—Qualified Contracts Generally

There are special rules that govern qualified policies. Generally, these rules restrict:

•	the amount that can be contributed to the contract during any year;

•	the time when amounts can be paid from the contract; and

•	the amount of any death benefit that may be allowed.

In the case of a withdrawal under a qualified contract, a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible purchase payments made by you or on your behalf. In some cases, your “investment in the contract” can be zero.

In addition, a penalty tax may be assessed on amounts partially withdrawn or surrendered from the contract prior to the date you reach age 59 1/2, unless you meet one of the exceptions to this rule. You may also be required to begin taking minimum distributions from the Contract by a certain date. The terms of the plan may limit the rights otherwise available to you under the Contract. We have provided more information in the SAI.

If you are attempting to satisfy minimum required distribution rules through partial surrenders, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed.

You should consult your legal counsel or tax adviser if you are considering purchasing a contract for use with any qualified retirement plan or arrangement.

Partial Withdrawals and Surrenders—403(b) Contracts

The rules described above for qualified policies generally apply to 403(b) policies. However, specific rules apply to surrenders from certain 403(b) policies. Partial withdrawals and surrenders can generally only be made when an owner:

•	reaches age 59 1/2;

•	leaves his/her job;

•	dies;

•	becomes disabled (as that term is defined in the Internal Revenue Code); or

•	declares hardship. However, in the case of hardship, the owner can only partially withdraw or surrender the premium payments and not any earnings.

Please Note: In some instances the signature of the employer may be required.

For Contracts issued after 2009, amounts attributable to nonelective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan.

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Defaulted loans from Code Section 403(b) arrangements, and pledges and assignments of qualified policies generally are taxed in the same manner as surrenders from such policies. Please refer to the SAI for further information applicable to distributions from 403(b) policies.

Partial Withdrawals and Surrenders—Nonqualified Contracts

The information above describing the taxation of qualified policies does not apply to nonqualified policies. If you take a partial withdrawal or surrender (including systematic payouts and payouts under an optional feature, if any) from a nonqualified Contract before the annuity commencement date, the Internal Revenue Code treats that partial withdrawal or surrender as first coming from earnings and then from your premium payments. If your contract contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before the surrender may have to be increased by any positive excess interest adjustments that result from the surrender. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax advisor. When you make a partial withdrawal or surrender you are taxed on the amount of the partial withdrawal or surrender that is earnings. If you make a surrender, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract,” which is generally your premiums paid (adjusted for any prior partial withdrawals or portions thereof that were not taxable). In general loans, pledges, and assignments are taxed in the same manner as partial withdrawals and surrenders. Different rules apply for annuity payments. See “Annuity Payments” below.

The Internal Revenue Code also provides that partially withdrawn or surrendered earnings may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some partial withdrawals and surrenders will be exempt from the penalty tax. They include, among others, any amounts:

•	paid on or after the taxpayer reaches age 59 1/2;

•	paid after an owner dies;

•	paid if the taxpayer becomes disabled (as that term is defined in the Internal Revenue Code);

•	paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity;

•	paid under an immediate annuity; or

•	which come from premium payments made prior to August 14, 1982.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution occurs.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of the death of the annuitant. Generally, such amounts should be includable in the income of the recipient:

•	if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; or

•	if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•

Fixed payments—by dividing the “investment in the contract” on the annuity commencement date by the total expected value of the annuity payments for the term of the payments. This is the percentage of each annuity payment that is excludable.

•

Variable payments—by dividing the “investment in the contract” on the annuity commencement date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income.

If you select more than one annuity payment option, special rules govern the allocation of the contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity commencement date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity commencement date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction in your tax return.

Partial Annuitizations

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payment for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payment instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to payment option, we will treat those payments as withdrawals for tax purposes.

Medicare Tax

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Diversification and Distribution Requirements

The Internal Revenue Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity. The contract must also meet certain distribution requirements at the death of an owner in order to be treated as an annuity. These diversification and distribution requirements are discussed in the SAI. We may modify the contract to attempt to maintain favorable tax treatment.

Federal Defense of Marriage Act

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages or civil unions, even those that are permitted under individual state laws. Therefore, the spousal continuation provisions of this Contract will not be available to such partners or same-sex marriage spouses. Please consult a tax advisor for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

For 2012, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,120,000 and 35%, respectively. After 2012, in the absence of legislative action, the federal estate tax, gift tax and GST tax exemptions and rates will return to their 2001 levels (with inflation adjustments for the GST tax exemption but not for the estate or gift tax exemptions). This would result in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make the current exemptions and rates permanent, it may do nothing and allow the 2001 levels to go into effect, or it may change the applicable exemptions and/or tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Contracts Purchased by Nonresident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity contract purchase.

Transfers, Assignments or Exchanges of Contracts

A transfer of ownership or assignment of a contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the selection of certain annuity commencement dates, the exchange of a contract and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transfer, assignment, selection, exchange, or change should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the contract.

We have the right to modify the contract to meet the requirements of any applicable laws or regulations,

including legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

Separate Account Charges

It is possible that the Internal Revenue Service may take a position that fees for certain optional benefits (e.g., death benefits other than the death benefit) are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees associated with certain optional benefits as a taxable surrender, which might also be subject to a tax penalty if the surrender occurs prior to age 59 1/2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable surrenders, the tax rules associated with these benefits are unclear, and we advise that you consult your tax advisor prior to selecting any optional benefit under the contract.

Foreign Tax Credits

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

7.	ACCESS TO YOUR MONEY

Partial and Complete Surrenders

During the accumulation period, you can have access to the money in your Contract by making either a partial or complete surrender.

If you want to surrender your Contract completely, you will receive the cash value, which equals the annuity value of your Contract, minus:

•	any surrender charges;

•	any premium taxes;

•	any loans;

•	any unpaid accrued interest;

•	the annual Contract charge; and

•	the pro rata Additional Earnings Rider charge, if applicable.

The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year.

The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for surrender at our Administrative and Service Office in good order, unless you specify a later date in your request. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

No partial surrender is permitted if it would reduce the cash value below $5,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the annuity value.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

Remember that any partial surrender you make will reduce the annuity value and also may have a negative impact on certain benefits and guarantees of your Contract. Under some circumstances, a partial surrender will reduce the death benefit by more than the dollar amount of the partial surrender. See Section 9. Death Benefit, and the SAI for more details.

Income taxes, federal tax penalties and certain restrictions may apply to any partial or complete surrender you make. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

We must receive (at our mailing office in good order a properly completed surrender (partial or full) request by mail or fax. We will accept telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum surrender amount you may request by telephone is under $50,000.

When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.

If the Contract’s owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified Contracts and Texas Optional Retirement Program Contracts. For more information, call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;

•	Certain surrenders on or within 15 days of an ownership change;

•

Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;

•	Any surrender when the Company does not have an originating or guaranteed signature on file.

•	Any other transaction where we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 851-9777.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. This includes many:

•	National and state banks

•	Savings banks and savings and loan association;

•	Securities brokers and dealers; and

•	Credit Unions.

The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a partial or complete surrender, a death benefit, loans, or on the death of an owner of a nonqualified Contract, will generally occur within seven days from the date all required information is received by us.

We may be permitted to defer such payment from the separate account if:

•	the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

Transfers of amounts from the subaccounts also may be deferred under these circumstances.

In addition, if, pursuant to SEC rules, the Transamerica AEGON Money Market VP portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the TA AEGON Money Market subaccount until the portfolio is liquidated.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial or complete surrenders, death benefits and loan amounts from the fixed account for up to six months.

If mandated under applicable law or by regulation, we may be required to reject a premium payment. We may be required to provide additional information about you or your account to governmental regulators. In addition, we may be required to block a Contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, annuity payments or death benefits until instructions are received from the appropriate regulators.

Systematic Partial Surrenders

During the accumulation period, you can elect to receive regular payments from your Contract without paying surrender charges by using systematic partial surrenders. Unless you specify otherwise, we will deduct systematic partial surrender amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial surrender. You can partially surrender up to 10% of your annuity value annually (or up to 10% of your initial premium payment if a new Contract), in equal monthly, quarterly, semi-annual or annual payments of at least $50. Your initial premium payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $25,000. We will not process a systematic partial surrender if the annuity value for the entire Contract would be reduced below $5,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.

There is no charge for taking systematic partial surrenders. You may stop systematic partial surrenders at any time. We reserve the right to discontinue offering systematic partial surrenders 30 days after we send you written notice.

You can take systematic partial surrenders during the accumulation period only. On the maturity date, you must annuitize the Contract and systematic partial surrender payments must stop.

Income taxes, federal tax penalties and other restrictions may apply to any systematic partial surrender you receive.

Contract Loans for Certain Qualified Contracts

You can take Contract loans during the accumulation period after the right to cancel period has expired when the Contract is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one Contract loan per Contract year). If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.

The maximum amount you may borrow against the Contract is the lesser of:

•	50% of the annuity value; or

•

$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor’s regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

If all Contract loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the Contract will terminate without value.

You can repay any Contract loan in full:

•	while the Contract is in force, and

•	during the accumulation period.

Note Carefully: If you do not repay your Contract loan, we will deduct an amount equal to the unpaid loan balance plus accrued interest from:

•	the amount of any death benefit proceeds;

•	the amount we pay upon a partial or complete surrender; or

•	the amount we apply on the maturity date to provide annuity payments.

You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

•	in substantially level quarterly payments over a 5-year period; or

•	over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

Please Note: Once established, you cannot change the due date or payment method.

An extended repayment period cannot go beyond the year you turn 70 1/2.

IF:

•	a repayment is not received within 31 days from the original due date;

THEN:

•	under federal tax law you will be treated as having a deemed distribution of all Contract loans and unpaid accrued interest, and any applicable charges, including any surrender charge.

This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract not to qualify under Section 403(b) of the Code.

You may fax your loan request to us at 866-671-9215.

The loan date is the date we process the loan request. We charge a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Contract loans to one per Contract year.

Contract loans may not be available in all states.

8.	PERFORMANCE

We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of non-standard performance.

First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense risk charge, the administrative charge, the annual Contract charge and the surrender charge. Charges for the optional riders are not deducted. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current Contract charges.

Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge currently assessed under the Contract. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

The TST fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the TST fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the “Similar Sub-Adviser Funds.” None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Adviser Funds. If Contract fees and charges were deducted, the investment returns would be lower. The Similar Sub-Adviser Funds are not available for investment under the Contract.

9.	DEATH BENEFIT

Payments on Death

We will pay death benefit proceeds to your beneficiary(ies), under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). The beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the Contract in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may differ from state to state.

If a beneficiary does not choose one of these options, then the default option for nonqualified Contracts is complete distribution of the beneficiary's interest within 5 years of an owner's death, and the default option for qualified Contracts is payout over a beneficiary's life expectancy. Please see Section 9. Death Benefit - Alternate Payment Elections Before the Maturity Date for details.

We will determine the amount of and pay the death benefit proceeds, if any are payable on a Contract, upon receipt at our Administrative and Service Office of satisfactory proof of the annuitant’s death, written directions from each eligible recipient of death benefit proceeds regarding how to pay the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). Please note: Such due proof of death must be submitted in good order to avoid a delay in processing the death benefit claim.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

An additional death benefit may be payable if the Additional Earnings Rider was purchased and is in effect at the time the death benefit proceeds become payable. See Section 9. Death Benefit - Additional Earnings Rider for details.

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the Contract owner until the beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the separate account may be reallocated in accordance with the beneficiary’s instructions.

The Company may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant’s death.

Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:

IF:

•	an owner and the annuitant ARE the same person and that person dies;

THEN:

•

we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5) and, in some cases, reset the death benefit.(4) If the surviving spouse is the joint owner and the Contract continues (or if the surviving spouse is sole beneficiary and elects to continue the Contract), then the annuity value is adjusted to equal the death benefit proceeds and the death benefit is reset.(3)

IF:

•	the surviving spouse who continued the Contract dies;

THEN:

•	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5) otherwise to the estate of the surviving spouse.

IF:

•	an owner and an annuitant ARE NOT the same person, and an annuitant dies first;

THEN:

•	an owner becomes the annuitant and the Contract continues. In the event of joint owners, the younger joint owner will automatically become the new annuitant and the Contract will continue.

IF:

•	an owner and an annuitant ARE NOT the same person, and an owner dies first;

THEN:

•

we pay the cash value to the beneficiary(1)(5)(7)(8), or if the sole beneficiary is the surviving spouse, the Contract continues.(6) In the event of joint owners, the surviving joint owner becomes the sole owner and the Contract will continue. If the Contract continues, we will not adjust the annuity value to equal the death benefit proceeds.(6)

(1)	The Code requires that payment to the beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.
(2)	If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to an owner’s estate. If the sole beneficiary was living on an owner’s date of death, but died before the death report day, the death benefit is paid to an owner’s estate, not to the beneficiary’s estate.
(3)	If the sole beneficiary is the deceased owner/annuitant’s surviving spouse, the surviving spouse may elect to continue the Contract in force as the new owner and annuitant. Likewise, if the joint owner is the deceased owner’s surviving spouse, the Contract will continue in force with the surviving spouse as the new owner and annuitant. In either case, we will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We also will reset the age used in the death benefit provisions under the continuing Contract as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, if you purchase the optional compounding minimum death benefit or annual step-up death benefit, the phrase “the annuitant’s 81st birthday” will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner.
(4)	If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant or over a period that does not exceed such beneficiary’s life expectancy (the “distribution period”), then the Contract will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit if such beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. The Contract will terminate at the end of the distribution period.
(5)	If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(6)	If the sole beneficiary is alive and is the deceased owner’s surviving spouse at the time of the deceased owner’s death, then the Contract will continue with the spouse as the new owner.
(7)	If any beneficiary is alive, but is not the deceased owner’s spouse at the time of the deceased owner’s death, then the beneficiary must receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.
(8)	If no beneficiary is alive, the owner’s estate will become the new owner and the cash value must be distributed within 5 years of the deceased owner’s death.

The death benefit proceeds are reduced by any outstanding Contract loans plus accrued interest and premium taxes due.

Different rules apply if an owner or beneficiary is not a natural person. Please consult the SAI, your Contract or your agent for more details.

After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.

If any owner dies on or after the start of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant’s death.

Standard Death Benefit

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the Contract continues in the accumulation period for a specified number of years; or as annuity payments, but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greater of:

•	the annuity value of your Contract on the death report day; or

•	the total premium payments you make to the Contract as of the death report day, reduced by adjusted partial surrenders.

The standard death benefit proceeds are not payable after the maturity date.

Optional Death Benefit Riders

On the Contract application, you may add either the compounding minimum death benefit rider or the annual step-up death benefit rider. These riders are not available if you, a joint owner or the annuitant is age 76 or older on the Contract date. These riders are only payable during the accumulation period and are not payable after the maturity date. You may not select an optional death benefit rider after the Contract has been issued. If you purchase one of these riders, you cannot drop it after we issue your Contract. You may not add the Additional Earnings Rider if you have purchased an optional death benefit rider.

Compounding Minimum Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding minimum death benefit proceeds are the greater of:

•	the standard death benefit; or

•

the compounding minimum death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any adjusted partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

Annual Step-Up Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the annual step-up death benefit proceeds are the greater of:

•	the standard death benefit; or

•

the annual step-up death benefit: This benefit equals the highest annuity value on any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

If you select either of these options, then the mortality and expense risk charge will increase to 1.25%.

Effect of Adjusted Partial Surrender on Death Benefits

When you request a partial surrender, we will reduce the death benefit under the Contract by an “adjusted partial surrender.” An adjusted partial surrender will reduce the death benefit proceeds by the amount of the partial surrender times the ratio of:

•	the amount of the death benefit proceeds on the same date as, but immediately before, the processing of the partial surrender, to

•	the annuity value immediately before the partial surrender.

We have included a more detailed explanation of this adjustment in the SAI.

If the death benefit proceeds are greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the death benefit proceeds are less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

Additional Benefits with Spousal Continuation

If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.

Additional Death Benefit on Beneficiary’s Death

If an owner who is the annuitant dies before the maturity date, and if the deceased owner’s spouse is not named as the joint owner or as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

Alternate Payment Elections Before the Maturity Date

If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Contract at the end of the distribution period:

1.	within 5 years of the date of an owner’s death;

2.	over the beneficiary’s lifetime, with payments beginning within one year of the deceased owner’s death; or

3.	over a specified number of years, not to exceed the beneficiary’s life expectancy, with payments beginning within one year of an owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Different rules may apply if the Contract is a qualified Contract.

Multiple beneficiaries may choose individually among any of these options.

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, if you purchased an optional death benefit rider, the phrase “the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the annuity value as of the death report day and adding any subsequent premium payments and subtracting the total adjusted partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

If a beneficiary chooses 1 or 3 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary’s proportionate share of the death benefit proceeds becomes the new annuity value. Any payments made to a beneficiary under option 3 will be treated as adjusted partial surrenders. See Effect of Adjusted Partial Surrender on Certain Death Benefits above. If a beneficiary chooses 2 above, the Contract remains in effect, but moves into the income phase with that beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.

These Alternate Payment Elections do not apply if the sole beneficiary is the surviving spouse of the deceased owner and the surviving spouse continues the Contract. These Alternate Payment Elections do apply when we pay the cash value to the beneficiary on the death of an owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit proceeds.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an owner who is the annuitant dies and death benefit proceeds are paid under your Contract. You may elect the rider when we issue the Contract or on any Monthiversary during the accumulation period before you, a joint owner or the annuitant reach age 76 and if you have not already purchased an optional death benefit rider. In order to buy this rider:

•	you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan); and

•	you, a joint owner and the annuitant must be age 75 or younger.

Unless we otherwise consent, we limit the number of Additional Earnings Riders to one per annuitant.

The date you add the rider to the Contract is the rider date.

We will pay the Additional Earnings Rider Amount under this rider only if:

•	the rider is in force at the time of death;

•	death benefit proceeds are payable under the Contract; and

•	there are rider earnings when the death benefit proceeds are calculated.

Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:

•	the rider earnings on the date we calculate the death benefit proceeds (the death report day); or

•	the rider earnings limit (shown on your rider) multiplied by the rider base on the death report day.

The maximum we will pay under this rider is $1 million.

Rider earnings equal:

•	the death benefit proceeds payable under the Contract; minus

•	the rider base, which is:

•	the annuity value of the Contract on the rider date (or the death benefit proceeds on the rider date, if greater); plus

•	the premium payments made after the rider date; less

•	the amount of each partial surrender made after the rider date, multiplied by the ratio of the rider base to the annuity value immediately before the partial surrender.

Example: A person aged 60 purchases a Contract with the Additional Earnings Rider for a $40,000 premium payment (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.

At the time of an owner’s death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000) from the death benefit proceeds to get the rider earnings ($75,000 - $40,000=$35,000).

Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):

a)	The rider earnings ($35,000) multiplied by the additional earnings factor (40%) =$14,000;

b)	The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%) =$40,000; or

c)	The maximum benefit under the rider=$1,000,000.

The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) under these circumstances is $89,000 ($75,000+$14,000).

For additional examples, see the SAI.

We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If you purchased your Contract as part of a 1035 exchange or if you added the rider after you purchased the Contract, rider earnings do not include any gains before the rider is added to your Contract. As with all insurance, you may not realize a benefit from the purchase of this rider.

The additional earnings factors are as follows:

Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%

For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the Contract and the Additional Earnings Rider Amount will be considered.

See the SAI for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a partial surrender on the Additional Earnings Rider Amount.

Continuation. If an owner who is the annuitant dies during the accumulation period and the deceased owner’s spouse continues or elects to continue the Contract, and the annuity value is adjusted to equal the death benefit proceeds, are, the deceased owner’s spouse will have the following options:

•

terminate the Additional Earnings Rider and receive a one-time annuity value increase equal to the Additional Earnings Rider Amount. All future surrender charges on this amount, if any, will be waived; or

•

continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the Contract. Because we have not issued a new rider, but simply continued the rider purchased by the deceased owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.

Alternate Election. If an owner who is the annuitant dies during the accumulation period and one or more of the beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that beneficiary will have the following options:

•

terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All future surrender charges on this amount, if any, will be waived; or

•

continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the beneficiary and the Contract will terminate. This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period.

See Alternate Payment Election Options Before the Maturity Date above.

Rider Fee. There is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each subaccount and the fixed account in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.

Termination. The rider will remain in effect until:

•	we receive your written notice at our Administrative and Service Office to cancel the rider;

•	you annuitize or surrender the Contract; or

•	the Additional Earnings Rider Amount is paid or added to the annuity value under a continuation, as described above.

Once you terminate the rider, you may re-select it during the accumulation period, if we are still offering the rider; however, a new rider will be issued and the Additional Earnings Rider Amount will be redetermined. Please note that if you terminate the rider and then re-select it, the rider will only cover gains, if any, since it was re-selected, and the terms and charges of the new rider may differ from those of the terminated rider.

It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable distribution, you should consult your tax advisor before selecting this rider under the Contract.

The Additional Earnings Rider may vary by state and may not be available in all states.

10.	OTHER INFORMATION

Ownership

You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can change an owner at any time by notifying us in writing at our Administrative and Service Office in good order. An ownership change may be a taxable event. Joint owners may be named provided they are husband and wife. Joint ownership is not available in all states.

Annuitant

The annuitant is the person named in the application to receive annuity payments. If no person is named, an owner will be the annuitant. As of the maturity date, and upon our agreement, an owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

Beneficiary

A beneficiary is the person who receives the death benefit proceeds when an owner who is also the annuitant dies. If an owner who is not the annuitant dies before the annuitant and the sole beneficiary is not an owner’s spouse and there is no joint owner, the beneficiary will receive the cash value. You may change the beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our Administrative and Service Office in good order and, if accepted, will be effective as of the date on which the request was signed by an owner. Before the maturity date, if an owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner’s estate. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Contract until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; the Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Contract Owners (exactly as registered on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative and Service Office specified in the Definition of Special Terms, However, in certain cases where applications or transaction request is transmitted electronically through or by a broker/dealer, “receipt” can mean the point in time when the application or transaction request is electronically transmitted by the broker/dealer (or other financial intermediary), provided that we actually receive the application or transaction request promptly in good order. We reserve the right to reject electronic transactions that do not meet our requirements.

Assignment

You can also generally assign the Contract any time before the maturity date. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Contract before we receive written notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract, and such assignments may be subject to tax penalties and taxed as distributions under the Code.

Western Reserve Life Assurance Co. of Ohio

Western Reserve was initially incorporated under the laws of Ohio on October 1, 1957. It is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Western Reserve is licensed in the District of Columbia, Guam, Puerto Rico and in all states except New York. Western Reserve is obligated to pay all benefits under the Contract.

All obligations arising under the contracts, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the contracts.

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your annuity value held in the separate account. It is important that you understand that payments of the benefits is not guaranteed and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Contract value that is allocated to the Subaccounts of the Separate Account. Your Contract value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a Contract that exceed Contract value, such as those associated with any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website.

The Separate Account

Western Reserve established a separate account, called the WRL Series Annuity Account, under the laws of the State of Ohio on April 12, 1988. The separate account is divided into subaccounts, each of which invests exclusively in shares of a mutual fund portfolio. Western Reserve may add, close, remove, combine or substitute subaccounts or investments held by the subaccounts, and reserves the right to change the investment objective of any subaccount, subject to applicable law as described in the SAI. In addition, the separate account may be used for other variable annuity contracts issued by Western Reserve.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or Western Reserve.

The assets of the separate account are held in Western Reserve’s name on behalf of the separate account and belong to Western Reserve. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business Western Reserve may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

Information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

Exchanges

You can generally exchange one annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old contract, and there will be a new surrender charge period for this Contract and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax, and penalty tax, on the exchange. You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise).

Voting Rights

To the extent required by law, Western Reserve will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. Accordingly, it is possible for a small number of contract owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Contract values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distribution of the Contracts

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, TCI, for the distribution and sale of the Contracts. We pay commissions to TCI which are passed through to selling firms (see below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our Contracts which is not passed through to the selling firms and reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Contracts.

Compensation to Broker-Dealers Selling the Contracts. The Contracts are offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Contracts. We pay commissions through TCI to the selling firms for their sales of the Contracts.

A limited number of affiliated and unaffiliated broker-dealers may also be paid commissions and overrides to “wholesale” the Contracts, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

The selling firms who have selling agreements with TCI and us are paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but the maximum commission is 7.7% of premiums (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), Western Reserve, TFA, WGS and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements which may be referred to as revenue sharing arrangements, are described further below.

The sales representative who sells you the Contract typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Contract. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

Western Reserve’s two main distribution channels are TFA and WGS, both affiliates, who sell Western Reserve products.

Western Reserve covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and Western Reserve is compensated by TFA for these expenses based on TFA’s usage. In addition, Western Reserve and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Contract.

TFA pays its branch managers a portion of the commissions received from Western Reserve for the sale of the Contracts. Sales representatives receive a portion of the commissions for their sales of Contracts in accordance with TFA’s internal compensation programs.

To support its sales of Western Reserve’s variable annuity products, WGS receives an expense allowance of 0.35% of the annual annuity premiums paid on variable annuities sold by WGS. Sales representatives receive a portion of the commissions for their sales of Contracts in accordance with WGS’s internal compensation programs.

Sales representatives and their managers at TFA and WGS may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with TFA’s and WGS’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the Contracts by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our Contracts. For example, TFA’s and WGS’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.

TFA’s and WGS’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We, TCI, and/or our Affiliates Pay to Selected Selling Firms. We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Contracts in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences, meetings, seminars, and events and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Contracts or other criteria.

Overrides were paid on certain products to our affiliates, TFA and Life Investors Financial Group, in 2011.

No specific charge is assessed directly to Contract owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however through fees and charges deducted under the Contract and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell this Contract to you. You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Contracts.

Non-Participating Contract

The Contract does not participate or share in the profits or surplus earnings of Western Reserve. No dividends are payable on the Contract.

Variations in Contract Provisions

Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations, since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.

For general information concerning Contract WL18 please see Appendix C in addition to your Contract.

Legal Proceedings

There are no legal proceedings to which the separate account is a party or to which the assets of the separate account are subject. The Company, like other life insurance companies, is involved in lawsuits, regulatory audits and examination activity. In some class action and other lawsuits, regulatory audits and examinations involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation, regulatory audit or examination cannot be predicted with certainty, the Company believes that at the present time there are no pending or threatened lawsuits, regulatory audits or examinations that are reasonably likely to have a material adverse impact on the separate account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on the ability of the Company to meet its obligations under the Contract.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Definitions of Special Terms

The Contract - General Provisions

Certain Federal Income Tax Consequences

Investment Experience

Historical Performance Data

Published Ratings

Administration

Records and Reports

Distribution of the Contracts

Other Products

Custody of Assets

Legal Matters

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A - Guaranteed Minimum Income Benefit

Rider - Hypothetical Illustrations

Inquiries and requests for an SAI should be directed to:

Western Reserve Life Assurance Co. of Ohio

Administrative and Service Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

The subaccounts listed below are available under the contract for new investors, but may not be available for all contracts.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Access One Trust
Access VP High Yield FundSM	Access VP High Yield FundSM	ProFund Advisors LLC
Investment Objective: to correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

ProFunds

ProFund VP Asia 30	ProFund VP Asia 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.

ProFund VP Basic Materials	ProFund VP Basic Materials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM

ProFund VP Bull	ProFund VP Bull	ProFund Advisors LLC
Investment Objective: Seek investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index.

ProFund VP Consumer Services	ProFund VP Consumer Services	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.

ProFund VP Emerging Markets	ProFund VP Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.

ProFund VP Europe 30	ProFund VP Europe 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.

ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of currencies included in the U.S. Dollar Index.

ProFund VP Financials	ProFund VP Financials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.

ProFund VP International	ProFund VP International	ProFund Advisors LLC

Investment Objective: Seeks investment results, before fees and expenses, that correspond the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.

ProFund VP Japan	ProFund VP Japan	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average.

ProFund VP Mid-Cap	ProFund VP Mid-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400®.

ProFund VP Money Market(1)	ProFund VP Money Market(1)	ProFund Advisors LLC
Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.

ProFund VP NASDAQ-100	ProFund VP NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 Index.

ProFund VP Oil & Gas	ProFund VP Oil & Gas	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil and GasSM Index.

ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index.

ProFund VP Precious Metals	ProFund VP Precious Metals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
ProFunds (Continued...)
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.

ProFund VP Short International	ProFund VP Short International	ProFund Advisors LLC

Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.

ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ- 100® Index.

ProFund VP Short Small-Cap	ProFund VP Short Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index.

ProFund VP Small-Cap	ProFund VP Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks the investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index.

ProFund VP Small-Cap Value	ProFund VP Small-Cap Value	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.

ProFund VP Telecommunications	ProFund VP Telecommunications	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelelcommunicationsSM Index.

ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000® Index.

ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index.

ProFund VP Utilities	ProFund VP Utilities	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to one and one-quarter (1.25x) the movement of the most recently issued 30-Year U.S. Treasury Bond.

Transamerica Series Trust - Service Class

TA AEGON High Yield Bond	Transamerica AEGON High Yield Bond VP	AEGON USA Investment Management, LLC
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.

TA AEGON Money Market(1)	Transamerica AEGON Money Market VP(1)	AEGON USA Investment Management, LLC
Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.

TA AEGON Tactical Vanguard ETF - Conservative	Transamerica AEGON Active Asset Allocation - Conservative VP	AEGON USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.

TA AEGON Tactical Vanguard ETF - Growth	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.

TA AEGON U.S. Government Securities	Transamerica AEGON U.S. Government Securities VP	AEGON USA Investment Management, LLC
Investment Objective: To provide as high a level of total return as is consistent with prudent investment strategies.

TA AllianceBernstein Dynamic Allocation	Transamerica AllianceBernstein Dynamic Allocation VP	AllianceBernstein L.P.
Investment Objective: Capital appreciation and current income.

TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Management, Inc.(2)
Investment Objective: Current income and preservation of capital.

TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP	Transamerica Asset Management, Inc.(2)
Investment Objective: Long-term capital appreciation.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust - Service Class (Continued)

TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP	Transamerica Asset Management, Inc.(2)
Investment Objective: Capital appreciation and current income.

TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Management, Inc.(2)
Investment Objective: Capital appreciation with current income as a secondary objective.

TA BlackRock Large Cap Value	Transamerica BlackRock Large Cap Value VP	BlackRock Investment Management, LLC
Investment Objective: Long-term capital growth.

TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC

Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.

TA Hanlon Balanced	Transamerica Hanlon Balanced VP	Hanlon Investment Management, Inc.
Investment Objective: Current income and capital appreciation.

TA Hanlon Growth	Transamerica Hanlon Growth VP	Hanlon Investment Management, Inc.
Investment Objective: Long-term capital appreciation.

TA Hanlon Growth and Income	Transamerica Hanlon Growth and Income VP	Hanlon Investment Management, Inc.
Investment Objective: Capital appreciation and some current income.

TA Hanlon Income	Transamerica Hanlon Income VP	Hanlon Investment Management, Inc.
Investment Objective: Conservative stability.

TA International Moderate Growth	Transamerica International Moderate Growth VP	Transamerica Asset Management, Inc.(2)
Investment Objective: Capital appreciation with current income as a secondary objective.

TA JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP	J.P. Morgan Investment Management Inc.
Investment Objective: Total return, consisting of current income and capital appreciation.

TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.

Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.

TA JPMorgan Tactical Allocation	Transamerica JPMorgan Tactical Allocation VP	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.

TA Janus Balanced	Transamerica Janus Balanced VP	Janus Capital Management LLC
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

TA Jennison Growth	Transamerica Jennison Growth VP	Jennison Associates LLC
Investment Objective: Long-term growth of capital.

TA MFS International Equity	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.

TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.

TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Capital appreciation.

TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and BlackRock Financial Management, Inc.
Investment Objective: To provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.

TA Multi Managed Large Cap Core	Transamerica Multi Managed Large Cap Core VP	Morgan Stanley Investment Management Inc. and Invesco Advisers, Inc.
Investment Objective: Seeks to provide high total return.

TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust - Service Class (Continued)

TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.

TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.

TA Third Avenue Value	Transamerica Third Avenue Value VP	Third Avenue Management LLC
Investment Objective: Long-term capital appreciation.

TA Vanguard ETF Index – Balanced	Transamerica Index 50 VP	AEGON USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.

TA Vanguard ETF Index – Growth	Transamerica Index 75 VP	AEGON USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.

TA WMC Diversified Growth	Transamerica WMC Diversified Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

(1)

There can be no assurance that the Transamerica AEGON Money Market VP – Service Class portfolio or the ProFund Money Market VP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of policy charges, the yield on the TA AEGON Money Market – Service Class subaccount may become extremely low and possibly negative.

(2)	Effective on or about April 17, 2012, formerly subadvised by Morningstar Associates, LLC.

Additional Information for Contract Owners of Contract Number

WL18:

The following subaccounts are only available to owners that held an investment in the subaccounts on May 1, 2003:

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Fidelity® Variable Insurance Products Fund – Service Class 2

Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long-term capital appreciation.

Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Equity-Income Portfolio	Fidelity Management & Research Company

Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Opportunities Portfolio	Fidelity Management & Research Company
Investment Objective: Provide capital growth.

Additional Information for all Contract Owners:

The following subaccount will be closed to new investments on December 12, 2005:

Transamerica Series Trust - Initial Class and Service Class

TA JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP	J.P. Morgan Investment Management Inc.
Investment Objective: Growth from capital appreciation.

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity contracts issued by Western Reserve within each subaccount class.

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Asset Allocation Conservative - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.655 13.704 11.152 14.424 13.814 12.867 12.456 11.571 10.000	$ $ $ $ $ $ $ $ $	14.758 14.655 13.704 11.152 14.424 13.814 12.867 12.456 11.571	40,148 44,504 75,176 83,187 110,385 125,327 137,973 186,368 86,992
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.721 13.939 10.937 18.456 17.447 15.386 13.975 12.474 10.000	$ $ $ $ $ $ $ $ $	14.585 15.721 13.939 10.937 18.456 17.447 15.386 13.975 12.474	37,805 39,026 48,030 64,837 112,462 93,378 93,692 96,107 73,924
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.377 14.192 11.432 15.746 14.858 13.581 12.888 11.791 10.000	$ $ $ $ $ $ $ $ $	15.173 15.377 14.192 11.432 15.746 14.858 13.581 12.888 11.791	71,582 80,742 90,502 123,097 219,562 232,716 247,998 249,125 173,822
TA Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.732 14.227 11.310 17.140 16.200 14.505 13.440 12.075 10.000	$ $ $ $ $ $ $ $ $	15.125 15.732 14.227 11.310 17.140 16.200 14.505 13.440 12.075	49,573 69,810 124,002 144,520 216,583 234,588 237,675 239,935 187,850
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.498 8.758 6.883 10.988 10.296 10.000	$ $ $ $ $ $	8.640 9.498 8.758 6.883 10.988 10.296	129 124 49 5,037 0 0
TA BlackRock Large Cap Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.490 14.294 12.778 19.700 19.193 16.730 14.696 12.662 10.000	$ $ $ $ $ $ $ $ $	15.613 15.490 14.294 12.778 19.700 19.193 16.730 14.696 12.662	13,635 22,489 12,039 7,694 11,777 22,153 25,623 12,431 5,368

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	19.853 17.502 13.376 23.647 25.823 18.498 16.615 12.749 10.000	$ $ $ $ $ $ $ $ $	18.357 19.853 17.502 13.376 23.647 25.823 18.498 16.615 12.749	4,758 5,338 7,744 29,777 33,153 50,050 48,775 49,752 7,487
TA JPMorgan Tactical Allocation - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	12.204 12.457 12.182 12.988 13.296 13.190 12.804 11.946 10.000	$ $ $ $ $ $ $ $ $	12.420 12.204 12.457 12.182 12.988 13.296 13.190 12.804 11.946	21,668 29,169 31,066 30,879 39,282 45,115 140,122 85,657 28,542
TA JPMorgan Core Bond - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	13.123 12.352 11.479 11.086 10.571 10.370 10.328 10.066 10.000	$ $ $ $ $ $ $ $ $	13.845 13.123 12.352 11.479 11.086 10.571 10.370 10.328 10.066	22,044 13,681 16,460 18,967 22,271 20,447 21,456 23,143 25,105
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	13.751 12.171 9.567 15.566 15.171 13.415 13.215 12.136 10.000	$ $ $ $ $ $ $ $ $	13.593 13.751 12.171 9.567 15.566 15.171 13.415 13.215 12.136	896 1,380 1,266 10,505 15,892 16,496 22,681 16,084 46,391
TA JPMorgan Mid Cap Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	17.262 14.286 11.515 17.493 17.344 15.075 14.078 12.515 10.000	$ $ $ $ $ $ $ $ $	17.276 17.262 14.286 11.515 17.493 17.344 15.075 14.078 12.515	459 460 460 528 3,846 6,898 9,422 10,842 5,088
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.778 12.620 10.056 16.109 16.252 13.967 13.678 12.770 10.000	$ $ $ $ $ $ $ $ $	14.593 15.778 12.620 10.056 16.109 16.252 13.967 13.678 12.770	2,468 2,821 4,950 4,928 6,478 6,805 12,890 17,915 12,292
TA AEGON High Yield Bond - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.856 13.463 9.318 12.709 12.700 11.672 11.690 10.853 10.000	$ $ $ $ $ $ $ $ $	15.278 14.856 13.463 9.318 12.709 12.700 11.672 11.690 10.853	1,357 2,781 3,524 3,870 8,361 4,137 4,169 5,623 1,548

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	18.123 16.701 12.838 20.246 18.906 15.635 14.139 12.584 10.000	$ $ $ $ $ $ $ $ $	16.008 18.123 16.701 12.838 20.246 18.906 15.635 14.139 12.584	831 951 471 648 3,332 6,171 4,281 4,196 2,284
TA Jennison Growth - Service Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	10.490 10.0000	$ $	10.240 10.490	5,495 5,496
TA Multi Managed Large Cap Core - Service Class Subaccount Inception Date April 30, 2009	2011 2010 2009	$ $ $	15.328 13.107 10.000	$ $ $	14.697 15.328 13.107	1,836 766 1,549
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	12.986 12.344 10.840 11.369 10.622 10.393 10.355 10.102 10.000	$ $ $ $ $ $ $ $ $	13.535 12.986 12.344 10.840 11.369 10.622 10.393 10.355 10.102	26,969 18,579 17,692 22,484 27,298 37,319 14,343 8,531 6,946
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	19.184 14.546 10.689 17.086 15.895 15.636 14.399 13.293 10.000	$ $ $ $ $ $ $ $ $	19.158 19.184 14.546 10.689 17.086 15.895 15.636 14.399 13.293	1,993 1,881 1,819 4,020 6,077 8,259 7,313 15,041 8,814
TA Third Avenue Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	18.780 16.576 12.526 21.687 21.840 19.175 16.454 13.436 10.000	$ $ $ $ $ $ $ $ $	15.798 18.780 16.576 12.526 21.687 21.840 19.175 16.454 13.436	21,428 35,821 38,023 57,749 68,046 98,774 77,883 67,734 14,845
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.157 12.437 10.038 15.135 13.570 12.686 11.965 11.450 10.000	$ $ $ $ $ $ $ $ $	15.471 15.157 12.437 10.038 15.135 13.570 12.686 11.965 11.450	5,718 5,605 2,716 2,788 6,290 4,437 2,443 3,399 4,237

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA AllianceBernstein Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.207 13.231 10.254 16.545 14.219 13.063 12.826 10.971 10.000	$ $ $ $ $ $ $ $ $	14.210 14.207 13.231 10.254 16.545 14.219 13.063 12.826 10.971	131 506 449 484 1,299 3,473 4,749 4,343 2,235
TA WMC Diversified Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.888 12.882 10.159 19.187 16.808 15.765 13.783 12.120 10.000	$ $ $ $ $ $ $ $ $	14.072 14.888 12.882 10.159 19.187 16.808 15.765 13.783 12.120	13,156 13,877 18,127 19,707 26,456 30,916 33,351 29,818 16,926
TA AEGON Money Market - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	10.227 10.395 10.565 10.512 10.201 9.926 9.833 9.922 10.000	$ $ $ $ $ $ $ $ $	10.062 10.227 10.395 10.565 10.512 10.201 9.926 9.833 9.922	26,514 33,235 8,472 74,090 21,632 96,141 41,051 22,629 326,724
TA Systematic Small/Mid Cap Value - Service Class Subaccount Inception date May 3, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	18.747 14.653 10.423 17.974 14.690 12.675 11.377 10.000	$ $ $ $ $ $ $ $	17.916 18.747 14.653 10.423 17.974 14.690 12.675 11.377	5,096 1,721 4,681 6,483 9,268 6,543 8,451 3,651
TA AEGON U.S. Government Securities - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	11.845 11.552 11.270 10.665 10.250 10.110 10.078 9.957 10.000	$ $ $ $ $ $ $ $ $	12.502 11.845 11.552 11.270 10.665 10.250 10.110 10.078 9.957	51 280 11,989 20,549 2,813 2,826 11,008 3,477 5,479
TA AEGON Tactical Vanguard ETF – Conservative – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$10.052	0
TA AEGON Tactical Vanguard ETF – Growth – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$9.884	976
TA Vanguard ETF Index - Balanced - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	10.199 9.366 8.170 10.000	$ $ $ $	10.181 10.199 9.366 8.170	0 0 0 0
TA Vanguard ETF Index – Growth - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	9.714 8.738 7.210 10.000	$ $ $ $	9.448 9.714 8.738 7.210	0 0 0 0

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.000 0.986 0.987	$ $ $	0.877 1.000 0.986	10,064 74,349 0
TA Hanlon Balanced - Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.969 1.020 0.998	$ $ $	0.921 .969 1.020	0 0 0
TA Hanlon Growth - Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.998 1.021 0.996	$ $ $	0.867 .998 1.021	0 0 0
TA Hanlon Growth and Income - Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.984 1.022 0.997	$ $ $	0.896 .984 1.022	1.901 1,837 0
TA Hanlon Income - Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.988 1.004 1.000	$ $ $	1.001 .988 1.004	27,286 201,575 0
TA Morgan Stanley Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	18.664 14.203 9.016 17.113 14.232 13.202 12.506 11.892 10.000	$ $ $ $ $ $ $ $ $	17.092 18.664 14.203 9.016 17.113 14.232 13.202 12.506 11.892	7,015 377 378 412 2,297 2,596 8,331 1,403 3,514
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.605 8.572 5.650 11.680 10.00	$ $ $ $ $	6.898 9.605 8.572 5.650 11.680	2,638 3,304 3,268 3,268 4,653
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	10.824 8.484 5.311 11.115 10.00	$ $ $ $ $	8.929 10.824 8.484 5.311 11.115	9,432 11,536 5,430 1,006 2,818
ProFund VP Bull Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.650 8.713 7.123 11.617 11.405 10.000	$ $ $ $ $ $	9.494 9.650 8.713 7.123 11.617 11.405	111 3,836 17,395 0 0 1,726
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.488 7.945 6.174 9.147 10.00	$ $ $ $ $	9.847 9.488 7.945 6.174 9.147	1,715 7.945 1,043 0 0
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.708 8.990 5.629 11.465 10.00	$ $ $ $ $	7.669 9.708 8.990 5.629 11.465	7,167 3,165 5,652 90 0
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.444 7.373 5.665 10.285 10.00	$ $ $ $ $	6.673 7.444 7.373 5.665 10.285	0 0 0 99 4,209

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.611 10.029 9.867 10.571 10.00	$ $ $ $ $	9.198 9.611 10.029 9.867 10.571	85 86 86 0 0
ProFund VP Financials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.187 4.753 4.201 8.634 10.00	$ $ $ $ $	4.397 5.187 4.753 4.201 8.634	0 1,888 1,888 0 0
ProFund VP International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.180 6.770 5.521 10.095 10.00	$ $ $ $ $	6.051 7.180 6.770 5.521 10.095	967 4,725 12,367 0 0
ProFund VP Japan Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.296 5.760 5.307 9.119 10.00	$ $ $ $ $	4.244 5.296 5.760 5.307 9.119	0 0 0 0 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.427 7.725 5.909 9.747 10.00	$ $ $ $ $	8.886 9.427 7.725 5.909 9.747	118 7.725 0 0 0
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.932 10.094 10.257 10.340 10.130 10.000	$ $ $ $ $ $	9.773 9.932 10.094 10.257 10.340 10.130	48,697 52,890 96,803 41,786 7,744 0
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	12.965 11.145 7.453 13.173 11.385 10.000	$ $ $ $ $ $	12.941 12.965 11.145 7.453 13.173 11.385	54 959 196 0 0 1,773
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.901 7.683 6.762 10.902 10.00	$ $ $ $ $	8.953 8.901 7.683 6.762 10.902	995 2,775 1,596 738 0
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.990 9.095 7.909 9.988 10.00	$ $ $ $ $	10.271 8.990 9.095 7.909 9.988	1,723 0 7 197 0
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	13.957 10.673 8.017 11.770 10.00	$ $ $ $ $	11.092 13.957 10.673 8.017 11.770	283 805 1,175 600 0
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	4.337 5.405 10.712 8.235 10.00	$ $ $ $ $	4.722 4.337 5.405 10.712 8.235	9,795 8,468 0 0 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.688 9.162 13.358 9.824 10.00	$ $ $ $ $	7.700 7.688 9.162 13.358 9.824	9,173 5,767 0 0 0

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	6.415 8.274 14.173 9.724 10.00	$ $ $ $ $	5.650 6.415 8.274 14.173 9.724	35,577 22,782 133 0 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	5.121 7.326 11.012 9.022 8.774 10.000	$ $ $ $ $ $	4.580 5.121 7.326 11.012 9.022 8.774	0 0 0 1,047 0 0
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.422 8.490 6.845 10.772 11.199 10.000	$ $ $ $ $ $	9.673 10.422 8.490 6.845 10.772 11.199	88 1,225 2,215 0 2,799 1,767
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.881 7.393 6.242 9.154 10.00	$ $ $ $ $	8.378 8.881 7.393 6.242 9.154	0 0 0 0 0
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.389 6.493 6.150 9.533 10.00	$ $ $ $ $	7.405 7.389 6.493 6.150 9.533	0 1,134 839 0 0
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.934 4.063 2.947 8.859 10.00	$ $ $ $ $	4.738 5.934 4.063 2.947 8.859	251 251 558 43,196 0
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	11.437 10.557 15.927 10.811 10.00	$ $ $ $ $	16.148 11.437 10.557 15.927 10.811	0 0 0 0 4,554
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.311 7.973 7.319 10.736 10.00	$ $ $ $ $	9.608 8.311 7.973 7.319 10.736	2,034 237 1,970 89 4,304
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	12.721 11.111 9.661 10.299 10.00	$ $ $ $ $	12.858 12.721 11.111 9.661 10.299	2,005 0 2,018 3,869 0

CONDENSED FINANCIAL INFORMATION — (Continued)

1.25%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.109 14.072 11.407 14.696 14.019 13.005 12.540 11.602 10.000	$ $ $ $ $ $ $ $ $	15.274 15.109 14.072 11.407 14.696 14.019 13.005 12.540 11.602	81,782 127,129 154,247 180,123 234,747 264,896 321,462 420,965 302,267
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	16.208 14.313 11.187 18.803 17.705 15.551 14.069 12.507 10.000	$ $ $ $ $ $ $ $ $	15.096 16.208 14.313 11.187 18.803 17.705 15.551 14.069 12.507	252,440 185,650 213,409 211,114 303,059 299,276 292,421 272,594 149,984
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.853 14.574 11.693 16.042 15.077 13.727 12.974 11.822 10.000	$ $ $ $ $ $ $ $ $	15.704 15.853 14.574 11.693 16.042 15.077 13.727 12.974 11.822	171,416 230,029 319,053 419,164 540,756 601,731 648,476 676,846 524,209
TA Asset Allocation - Moderate Growth VP - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	16.219 14.610 11.568 17.462 16.439 14.660 13.531 12.108 10.000	$ $ $ $ $ $ $ $ $	15.655 16.219 14.610 11.568 17.462 16.439 14.660 13.531 12.108	252,440 325,148 393,321 449,321 611,153 652,820 644,216 634,389 454,072
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.675 8.886 6.957 11.061 10.323 10.000	$ $ $ $ $ $	8.836 9.675 8.886 6.957 11.061 10.323	586 594 4,299 4,968 12,728 3,772
TA BlackRock Large Cap Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.969 14.679 13.070 20.071 19.476 16.910 14.794 12.696 10.000	$ $ $ $ $ $ $ $ $	16.160 15.969 14.679 13.070 20.071 19.476 16.910 14.794 12.696	32,852 42,118 26,963 22,771 42,418 47,834 50,899 19,311 17,936
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	20.467 17.973 13.682 24.092 26.205 18.697 16.726 12.783 10.000	$ $ $ $ $ $ $ $ $	19.000 20.467 17.973 13.682 24.092 26.205 18.697 16.726 12.783	7,812 12,798 17,325 20,459 23,256 71,362 70,520 66,127 43,417

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
TA JPMorgan Tactical Allocation - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	12.582 12.792 12.461 13.232 13.493 13.332 12.890 11.978 10.000	$ $ $ $ $ $ $ $ $	12.855 12.582 12.792 12.461 13.232 13.493 13.332 12.890 11.978	38,376 46,199 50,967 68,758 150,285 175,055 196,810 202,696 158,359
TA JPMorgan Core Bond - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	13.529 12.684 11.741 11.295 10.727 10.481 10.398 10.093 10.000	$ $ $ $ $ $ $ $ $	14.330 13.529 12.684 11.741 11.295 10.727 10.481 10.398 10.093	39,168 51,067 56,962 54,437 58,376 69,478 80,032 107,176 110,947
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.177 12.497 9.785 15.858 15.395 13.559 13.304 12.168 10.000	$ $ $ $ $ $ $ $ $	14.068 14.177 12.497 9.785 15.858 15.395 13.559 13.304 12.168	4,372 2,934 6,261 3,103 6,318 11,174 10,060 21,163 14,125
TA JPMorgan Mid Cap Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	17.796 14.671 11.778 17.822 17.600 15.237 14.172 12.549 10.000	$ $ $ $ $ $ $ $ $	17.881 17.796 14.671 11.778 17.822 17.600 15.237 14.172 12.549	5,368 5,445 6,082 6,987 13,098 14,635 20,988 14,243 13,514
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	16.267 12.960 10.286 16.412 16.493 14.117 13.770 12.804 10.000	$ $ $ $ $ $ $ $ $	15.104 16.267 12.960 10.286 16.412 16.493 14.117 13.770 12.804	3,820 4,127 4,167 6,889 31,020 40,836 32,282 62,633 41,529
TA AEGON High Yield Bond - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.316 13.825 9.532 12.948 12.888 11.797 11.768 10.882 10.000	$ $ $ $ $ $ $ $ $	15.814 15.316 13.825 9.532 12.948 12.888 11.797 11.768 10.882	10,752 13,216 15,388 2,865 33,271 38,759 44,382 4,006 2,265
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	18.684 17.150 13.132 20.628 19.185 15.804 14.234 12.618 10.000	$ $ $ $ $ $ $ $ $	16.568 18.684 17.150 13.132 20.628 19.185 15.804 14.234 12.618	10,574 12,168 13,857 16,652 32,824 29,503 24,030 21,801 15,686
TA Jennison Growth - Service Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	10.518 10.000	$ $	10.308 10.518	7,020 13,104

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
TA Multi Managed Large Cap Core – Initial Class Subaccount Inception Date April 30, 2009	2011 2010 2009	$ $ $	15.429 13.141 10.000	$ $ $	14.853 15.429 13.141	4,263 4,466 4,735
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	13.388 12.676 11.088 11.583 10.779 10.505 10.425 10.129 10.000	$ $ $ $ $ $ $ $ $	14.009 13.388 12.676 11.088 11.583 10.779 10.505 10.425 10.129	40,246 65,364 64,311 65,814 62,113 65,107 89,560 101,399 53,588
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	19.777 14.937 10.933 17.407 16.130 15.804 14.495 13.330 10.000	$ $ $ $ $ $ $ $ $	19.829 19.777 14.937 10.933 17.407 16.130 15.804 14.495 13.330	8,110 8,252 12,648 13,169 27,589 30,678 47,374 43,340 42,810
TA Third Avenue Value - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	19.362 17.022 12.812 22.095 22.163 19.381 16.565 13.472 10.000	$ $ $ $ $ $ $ $ $	16.351 19.362 17.022 12.812 22.095 22.163 19.381 16.565 13.472	25,132 31,899 49,594 62,169 106,098 122,091 133,854 96,971 59,958
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.626 12.771 10.268 15.419 13.771 12.823 12.045 11.571 10.000	$ $ $ $ $ $ $ $ $	16.013 15.626 12.771 10.268 15.419 13.771 12.823 12.045 11.571	22,503 23,815 10,340 11,628 17,141 15,120 18,582 20,474 31,846
TA AllianceBernstein Dynamic Allocation - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	14.647 13.587 10.488 16.856 14.429 13.204 12.912 11.001 10.000	$ $ $ $ $ $ $ $ $	14.708 14.647 13.587 10.488 16.856 14.429 13.204 12.912 11.001	9,735 10,533 11,740 10,563 40,836 49,546 60,422 45,698 26,363
TA WMC Diversified Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.349 13.229 10.391 19.548 17.057 15.935 13.876 12.153 10.000	$ $ $ $ $ $ $ $ $	14.564 15.349 13.229 10.391 19.548 17.057 15.935 13.876 12.153	68,119 60,607 71,804 85,639 109,821 133,549 89,809 93,285 54,052

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
TA AEGON Money Market - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	10.543 10.674 10.806 10.710 10.351 10.032 9.898 9.949 10.000	$ $ $ $ $ $ $ $ $	10.413 10.543 10.674 10.806 10.710 10.351 10.032 9.898 9.949	38,884 45,354 103,132 200,127 61,111 46,063 58,465 69,113 110,345
TA Systematic Small/Mid Cap Value - Service Class Subaccount Inception date May 3, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	19.249 14.986 10.618 18.239 14.847 12.760 11.407 10.000	$ $ $ $ $ $ $ $	18.469 19.249 14.986 10.618 18.239 14.847 12.760 11.407	25,912 29,024 30,909 21,750 32,178 13,892 10,312 4,512
TA AEGON U.S. Government Securities - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	12.211 11.863 11.527 10.866 10.401 10.219 10.146 9.984 10.000	$ $ $ $ $ $ $ $ $	12.940 12.211 11.863 11.527 10.866 10.401 10.219 10.146 9.984	21,054 23,932 36,254 47,219 14,081 17,932 24,898 8,509 16,531
TA AEGON Tactical Vanguard ETF – Conservative – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$10.054	0
TA AEGON Tactical Vanguard ETF – Growth – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$9.886	2,040
TA Vanguard ETF Index - Balanced - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	10.307 9.428 8.192 10.000	$ $ $ $	10.329 10.307 9.428 8.192	0 0 0 0
TA Vanguard ETF Index – Growth - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	9.817 8.795 7.230 10.000	$ $ $ $	9.586 9.817 8.795 7.230	322 324 593 599
TA Janus Balanced – Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.004 0.986 0.987	$ $ $	0.885 1.004 0.986	2,883 4,146 0
TA Hanlon Balanced – Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.973 1.021 0.998	$ $ $	0.929 .973 1.021	5,032 1,552 0
TA Hanlon Growth – Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.002 1.022 0.996	$ $ $	0.875 1.002 1.022	0 10,813 0
TA Hanlon Growth and Income – Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.989 1.023 0.997	$ $ $	0.904 .989 1.023	15,813 8,272 0

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
TA Hanlon Income – Service Class Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.993 1.004 1.000	$ $ $	1.009 .993 1.004	81,322 192,967 36,074
TA Morgan Stanley Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	19.242 14.585 9.223 17.435 14.442 13.434 12.590 11.924 10.000	$ $ $ $ $ $ $ $ $	17.690 19.242 14.585 9.223 17.435 14.442 13.434 12.590 11.924	25,872 10,346 12,267 13,831 23,390 26,338 23,796 25,752 14,577
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.732 8.651 5.680 11.695 10.00	$ $ $ $ $	7.017 9.732 8.651 5.680 11.695	1,001 2,277 2,924 2,269 5,648
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	10.967 8.562 5.339 11.129 10.00	$ $ $ $ $	9.083 10.967 8.562 5.339 11.129	6,280 8,864 13,220 5,569 13,004
ProFund VP Bull Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.825 8.837 7.195 11.689 11.430 10.000	$ $ $ $ $ $	9.704 9.825 8.837 7.195 11.689 11.430	459 12,828 14,594 0 2,449 11,271
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.613 8.018 6.207 9.159 10.00	$ $ $ $ $	10.017 9.613 8.018 6.207 9.159	1,790 111 111 124 0
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.837 9.073 5.658 11.480 10.00	$ $ $ $ $	7.801 9.837 9.073 5.658 11.480	17,491 26,628 26,037 1,530 506
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.543 7.441 5.695 10.298 10.00	$ $ $ $ $	6.788 7.543 7.441 5.695 10.298	0 0 0 0 11,005
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.738 10.121 9.919 10.585 10.00	$ $ $ $ $	9.356 9.738 10.121 9.919 10.585	0 0 0 0 0
ProFund VP Financials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.255 4.797 4.223 8.645 10.00	$ $ $ $ $	4.472 5.255 4.797 4.223 8.645	1,542 2,803 3,947 9,748 0
ProFund VP International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.275 6.833 5.550 10.108 10.00	$ $ $ $ $	6.155 7.275 6.833 5.550 10.108	1,519 13,696 10,609 622 0
ProFund VP Japan Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.366 5.813 5.334 9.131 10.00	$ $ $ $ $	4.317 5.366 5.813 5.334 9.131	212 56 0 0 0

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.551 7.796 5.940 9.759 10.00	$ $ $ $ $	9.039 9.551 7.796 5.940 9.759	1,041 224 2,202 203 0
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.112 10.237 10.361 10.404 10.152 10.000	$ $ $ $ $ $	9.990 10.112 10.237 10.361 10.404 10.152	22,220 14,337 53,286 41,923 22,862 0
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	13.200 11.303 7.529 13.254 11.410 10.000	$ $ $ $ $ $	13.227 13.200 11.303 7.529 13.254 11.410	326 729 151 51 2,500 0
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.019 7.754 6.797 10.916 10.00	$ $ $ $ $	9.108 9.019 7.754 6.797 10.916	4,363 3,101 6,576 7,587 5,348
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.109 9.179 7.950 10.001 10.00	$ $ $ $ $	10.448 9.109 9.179 7.950 10.001	2,755 2,755 2,755 2,755 0
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	14.141 10.771 8.059 11.785 10.00	$ $ $ $ $	11.283 14.141 10.771 8.059 11.785	8,317 8,964 8,937 9,877 9,051
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	4.395 5.454 10.769 8.246 10.00	$ $ $ $ $	4.803 4.395 5.454 10.769 8.246	0 0 304 536 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.790 9.246 13.428 9.836 10.00	$ $ $ $ $	7.833 7.790 9.246 13.428 9.836	0 314 643 330 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	6.500 8.350 14.247 9.736 10.00	$ $ $ $ $	5.747 6.500 8.350 14.247 9.736	0 10 6 273 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	5.214 7.430 11.124 9.077 8.793 10.000	$ $ $ $ $ $	4.682 5.214 7.430 11.124 9.077 8.793	0 965 0 385 0 0
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.612 8.610 6.915 10.839 11.224 10.000	$ $ $ $ $ $	9.888 10.612 8.610 6.915 10.839 11.224	1,623 0 0 0 167 0
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.998 7.461 6.274 9.166 10.00	$ $ $ $ $	8.522 8.998 7.461 6.274 9.166	514 0 622 194 0

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.25%
		Beginning AUV		Ending AUV		# Units
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.487 6.553 6.182 9.545 10.00	$ $ $ $ $	7.533 7.487 6.553 6.182 9.545	1,624 0 0 0 0
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	6.012 4.101 2.962 8.870 10.00	$ $ $ $ $	4.820 6.012 4.101 2.962 8.870	6,000 892 915 0 189
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	11.587 10.655 16.010 10.824 10.00	$ $ $ $ $	16.425 11.587 10.655 16.010 10.824	80 835 559 4,336 0
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.420 8.047 7.358 10.750 10.00	$ $ $ $ $	9.773 8.420 8.047 7.358 10.750	3,446 4,380 6,349 12,249 11,982
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	12.889 11.213 9.711 10.312 10.00	$ $ $ $ $	13.079 12.889 11.213 9.711 10.312	2,468 2,827 5,636 9,535 0

APPENDIX C

If you are an existing contract owner of Contract Form Number WL18, the information provided in Appendix C hereby amends and/or replaces the corresponding information contained in the prospectus.

The following hereby amends, and to the extent inconsistent replaces, the corresponding SUMMARY section of the prospectus:

1.	The Annuity Contract

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more.

For an additional charge, you may select a compounding/monthly step-up death benefit. You may also add an Additional Earnings Rider that may provide a supplemental death benefit. You may only add the compounding/monthly step-up benefit and/or the Additional Earnings Rider when you purchase the Contract. See Section 9. Death Benefit, for details concerning these death benefit options. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

If you have already added the Guaranteed Minimum Income Benefit Rider to your Contract, please read your Rider carefully. This rider is no longer available for sale. See Appendix D.

5.	Expenses

During the accumulation period, we deduct a daily mortality and expense risk charge of 1.00% annually (1.25% if you select the compounding/monthly step-up death benefit) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity Contract Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

9.	Death Benefit

Under Option A, the death benefit proceeds will be the greatest of:

•	the annuity value as of the death report day, or

•	the excess of (a) the amount of premiums paid as of the death report day, less (b) any amount withdrawn from this Contract to pay for partial surrenders; or

•

the highest annuity value as of any Monthiversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the Monthiversary on which the highest annuity value occurs.

Under Option B, the death benefit proceeds will be the greatest of:

•	the death benefit proceeds as determined under Option A above; or

•

total premiums paid for this Contract, less any adjusted partial surrenders, accumulated at 6% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 90th birthday.

•

the highest annuity value as of any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the Monthiversary on which the highest annuity value occurs.

10.	Other Information

•

Compounding/Monthly Step-Up Death Benefit: You may add this feature for an additional charge. You must select this feature on your application. This feature is not available to annuitants age 81 or older on the Contract date. This feature ensures that any death benefit payable on the death of an owner who is the annuitant will be the greater of:

•

Compounding Death Benefit: total premium payments paid for this Contract, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday, or

•

Monthly Step-Up Death Benefit: the highest annuity value on any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Monthiversary on which the highest annuity value occurs.

•

Additional Earnings Rider: You may add this rider for an additional charge only when you purchase the Contract, if you, a joint owner and the annuitant are age 75 or younger. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the Contract if the surviving spouse elects to continue the Contract. If the Additional Earnings Rider is attached to a Contract with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. We recommend that you consult your tax advisor before you purchase this rider.

The following hereby amends, and to the extent inconsistent replaces, the corresponding ANNUITY CONTRACT FEE TABLE section of the prospectus:

Periodic Charges other than Portfolio Expenses

Annual Contract Charge	$30 per Contract year
Special Service Fee	$0 - $25

Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)

Under Standard Death Benefit:
Mortality and Expense Risk Charge(1)	1.00%
Administrative Charge(1)	0.40%
Total Separate Account Annual Expenses	1.40%

With Compounding/Monthly Step-Up Death Benefit Added:
Mortality and Expense Risk Charge(1)	1.25%
Administrative Charge(1)	0.40%
Total Separate Account Annual Expenses	1.65%

Additional Earnings Rider Charge (optional)	0.35%
Guaranteed Minimum Income Benefit Rider(2) (No longer Available)
Current	0.35%
Maximum	0.50%

(1)	These charges are assessed on your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 1.00% applies when you have selected the standard death benefit. If you select the compounding/monthly step-up death benefit, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% annually in place of the mortality and expense risk and administrative charges.
(2)

This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Appendix D.

Range of Expenses for the Portfolios

Total Annual Portfolio Operating Expenses	Lowest	Highest
Total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses	0.68%	2.09%

Example of Highest Charges(1)	1 Year	3 Years	5 Years	10 Years
If the contract is surrendered at the end of the applicable time period.	$1,036	$1,777	$2,461	$4,386
If the contract is annuitized* at the end of the applicable time period or if you do not surrender your contract.	$415	$1,260	$2,126	$4,386

*	You cannot annuitize your Contract before your Contract’s fifth anniversary.

For information concerning compensation paid for the sale of the Contracts, see “Sales of the Contracts.”

(1)	The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.07% that is determined by dividing the total annual Contract charges collected during 2010 by total average net assets attributable to the Contract during 2011. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

The following hereby amends, and to the extent inconsistent replaces, the corresponding sections of the prospectus:

1.	THE ANNUITY CONTRACT

The Contract also contains a fixed account. Unless otherwise required by state law, we will limit your allocation or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account offers an interest rate that is guaranteed by Western Reserve to equal at least 3% per year.

2.	ANNUITY PAYMENTS (THE INCOME PHASE)

Payment Option B — Life Income: Fixed Payments.

•	No Period Certain — We will make level payments only during the annuitant’s lifetime; or

•	10 or 20 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 or 20 years; or

•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

IF:

•	you choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

3.	PURCHASE

Allocation of Premium Payments

Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

4.	INVESTMENT CHOICES

The Fixed Account

We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 3% per year.

Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

5.	EXPENSES

Mortality and Expense Risk Charge

The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that you have invested in each subaccount. If you add the compounding/monthly step-up death benefit, the mortality and expense risk charge increases to 1.25%.

9.	DEATH BENEFIT

Standard Death Benefit (Option A)

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the Contract continues in the accumulation period for a specified number of years; or as annuity payments but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greatest of:

•	the annuity value of your Contract on the death report day;

•	the total premium payments you make to the Contract as of the death report day, reduced by partial surrenders; or

•

the monthly step-up: On each Monthiversary, a new “stepped-up” death benefit is determined. The stepped-up death benefit is equal to the highest annuity value on any Monthiversary before the annuitant's 81st birthday, increased for any premium payments you have made and decreased by the adjusted partial surrenders for any partial surrenders we have paid to you, following the Monthiversary on which the highest annuity value occurs.

The standard death benefit proceeds are not payable after the maturity date.

Compounding/Monthly Step-Up Death Benefit (Option B)

On the Contract application, you may add the compounding/monthly step-up death benefit to the Contract for an additional charge. This option is not available to annuitants age 81 or older on the Contract date. This death benefit option is only payable during the accumulation period and is not payable after the maturity date. You may not select this option after the Contract has been issued.

If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding/monthly step up death benefit proceeds are the greatest of:

•	the standard death benefit;

•

the compounding death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday; or

•

The monthly step-up death benefit: This benefit equals the highest annuity value on any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Monthiversary on which the highest annuity value occurs.

If you select this option, then the mortality and expense risk charge will increase to 1.25%.

Effect of Adjusted Partial Surrender on Certain Death Benefits

When you request a partial surrender, we will reduce certain death benefits under the Contract by an “adjusted partial surrender.” Adjusted partial surrenders will reduce the compounding/monthly step-up death benefit, if selected, and the monthly step-up in the standard death benefit.

A partial surrender will reduce the compounding/monthly step-up death benefit by the amount of the partial surrender times the ratio of:

•	the amount of the compounding and/or monthly step-up death benefit on the same date as, but immediately before the processing of the partial surrender, to

•	the annuity value immediately before the partial surrender.

We have included a more detailed explanation of this adjustment in the SAI.

If the compounding and/or monthly step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the compounding/monthly step-up death benefit is less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

Alternate Payment Elections Before the Maturity Date

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase “the Monthiversary nearest the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an owner who is the annuitant dies and death benefit proceeds are paid under your Contract. In order to buy this rider:

•	you must purchase it when we issue the Contract;

•	you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan). and

•	you, a joint owner and the annuitant must be age 75 or younger.

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity contracts issued by Western Reserve within each subaccount class.

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Asset Allocation Conservative - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.996 13.060 10.601 13.673 13.065 12.136 11.729 10.869 8.990 10.000	$ $ $ $ $ $ $ $ $ $	14.134 13.996 13.060 10.601 13.673 13.065 12.136 11.729 10.869 8.990	1,724,585 1,990,376 2,337,177 2,519,671 2,428,377 2,380,570 2,848,654 2,772,295 2,699,994 1,431,241
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.327 11.785 9.228 15.540 14.661 12.891 11.675 10.396 8.080 10.000	$ $ $ $ $ $ $ $ $ $	12.401 13.327 11.785 9.228 15.540 14.661 12.891 11.675 10.396 8.080	1,650,915 1,853,568 2,464,126 2,849,910 3,394,187 3,666,623 3,838,605 3,668,756 3,271,606 1,141,782
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.192 13.070 10.510 14.432 13.590 12.393 11.725 10.702 8.713 10.000	$ $ $ $ $ $ $ $ $ $	14.044 14.192 13.070 10.510 14.432 13.590 12.393 11.725 10.702 8.713	3,130,208 3,675,064 4,403,842 5,065,555 6,503,778 6,938,717 7,311,040 6,908,204 6,596,348 2,960,437
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.977 12.603 9.996 15.114 14.251 12.727 11.771 10.540 8.426 10.000	$ $ $ $ $ $ $ $ $ $	13.474 13.977 12.603 9.996 15.114 14.251 12.727 11.771 10.540 8.426	2,893,677 3,203,691 3,658,506 4,231,945 5,611,391 6,408,004 6,028,387 6,056,485 5,385,378 2,402,764
TA International Moderate Growth - Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.612 8.842 6.930 11.029 10.315 10.000	$ $ $ $ $ $	8.759 9.612 8.842 6.930 11.029 10.315	127,621 125,506 174,908 203,768 219,265 96,536
TA BlackRock Large Cap Value - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.323 14.103 12.576 19.338 18.788 16.335 14.323 12.305 9.639 11.423	$ $ $ $ $ $ $ $ $ $	15.487 15.323 14.103 12.576 19.338 18.788 16.335 14.323 12.305 9.639	672,391 785,180 628,283 529,547 674,120 942,492 1,031,377 705,146 709,871 572,432

CONDENSED FINANCIAL INFORMATION — (Continued)

1.65%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	31.300 27.507 20.957 36.974 40.289 28.787 25.790 19.735 14.781 14.505	$ $ $ $ $ $ $ $ $ $	29.027 31.300 27.507 20.957 36.974 40.289 28.787 25.790 19.735 14.781	203,154 226,189 238,001 276,442 360,754 604,750 517,164 565,689 500,380 297,623
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	18.769 19.100 18.634 19.841 20.266 20.049 19.419 18.078 14.489 14.590	$ $ $ $ $ $ $ $ $ $	19.135 18.769 19.100 18.634 19.841 20.266 20.049 19.419 18.078 14.489	418,876 489,889 629,914 692,681 743,930 1,006,237 1,411,963 1,579,063 1,554,362 1,180,268
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.059 16.021 14.861 14.308 13.601 13.305 13.222 12.860 12.537 11.590	$ $ $ $ $ $ $ $ $ $	18.046 17.059 16.021 14.861 14.308 13.601 13.305 13.222 12.860 12.537	600,344 561,723 482,427 426,816 487,746 602,563 683,514 880,520 1,088,475 994,183
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	11.817 10.429 8.181 13.274 12.909 11.380 11.182 10.240 8.074 10.000	$ $ $ $ $ $ $ $ $ $	11.712 11.817 10.429 8.181 13.274 12.909 11.380 11.182 10.240 8.074	86,377 81,192 96,076 103,358 155,603 181,162 256,040 272,707 209,779 82,481
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.195 14.212 11.428 17.309 17.111 14.836 13.817 12.260 9.484 11.047	$ $ $ $ $ $ $ $ $ $	17.257 17.195 14.212 11.428 17.309 17.111 14.836 13.817 12.260 9.484	152,317 175,377 207,777 246,515 349,162 427,796 593,118 674,449 638,680 375,487
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.158 12.091 9.609 15.350 15.445 13.243 12.935 12.050 9.064 12.240	$ $ $ $ $ $ $ $ $ $	14.047 15.158 12.091 9.609 15.350 15.445 13.243 12.935 12.050 9.064	235,771 267,069 286,146 331,681 411,088 530,299 630,204 843,274 981,325 681,049

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
TA AEGON High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.119 13.668 9.436 12.824 12.800 11.728 11.710 10.846 10.000	$ $ $ $ $ $ $ $ $	15.584 15.119 13.668 9.436 12.824 12.800 11.728 11.710 10.846	323,812 489,968 398,013 82,539 107,444 185,148 147,900 86,860 37,072
TA MFS International Equity - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	9.875 9.084 6.960 10.934 10.183 8.411 7.579 6.703 5.439 7.015	$ $ $ $ $ $ $ $ $ $	8.738 9.875 9.084 6.960 10.934 10.183 8.411 7.579 6.703 5.439	567,932 741,405 941,960 1,253,718 1,438,903 1,900,372 1,375,674 1,222,358 1,205,665 247,627
TA Jennison Growth – Initial Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	10.509 10.000	$ $	10.274 10.509	191,554 180,413
TA Multi Managed Large Cap Core - Initial Class Subaccount Inception Date April 30, 2009	2011 2010 2009	$ $ $	15.389 13.126 10.000	$ $ $	14.797 15.389 13.126	239,674 231,401 182,236
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.180 13.447 11.780 12.319 11.494 11.213 11.139 10.838 10.503 10.000	$ $ $ $ $ $ $ $ $ $	14.825 14.180 13.447 11.780 12.319 11.494 11.213 11.139 10.838 10.503	728,053 896,842 716,286 679,304 661,598 754,893 741,455 833,982 864,057 607,454
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.230 10.004 7.332 11.692 10.844 10.642 9.781 9.010 6.524 9.129	$ $ $ $ $ $ $ $ $ $	13.236 13.230 10.004 7.332 11.692 10.844 10.642 9.781 9.010 6.524	359,754 463,233 469,015 549,148 663,228 773,713 1,053,873 1,175,612 1,054,754 552,363
TA Third Avenue Value - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	24.735 21.781 16.415 28.356 28.484 24.947 21.346 17.389 12.879 14.857	$ $ $ $ $ $ $ $ $ $	20.846 24.735 21.781 16.415 28.356 28.484 24.947 21.346 17.389 12.879	413,994 482,974 670,298 763,519 1,002,935 1,337,588 1,361,667 1,280,926 1,211,280 786,581

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.776 12.101 9.739 14.646 13.106 12.209 11.496 10.515 9.385 10.000	$ $ $ $ $ $ $ $ $ $	15.123 14.776 12.101 9.739 14.646 13.106 12.209 11.496 10.515 9.385	463,576 540,232 206,282 166,020 467,870 488,493 273,915 333,461 320,331 302,866
TA AllianceBernstein Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.003 13.024 10.083 16.237 13.914 12.754 12.481 11.212 9.217 10.000	$ $ $ $ $ $ $ $ $ $	14.026 14.003 13.024 10.083 16.237 13.914 12.754 12.481 11.212 9.217	155,452 186,373 170,658 158,563 223,414 255,244 293,105 295,560 209,841 65,195
TA WMC Diversified Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.692 11.813 9.295 17.500 15.298 14.305 12.479 10.955 8.487 10.000	$ $ $ $ $ $ $ $ $ $	12.967 13.692 11.813 9.295 17.500 15.298 14.305 12.479 10.955 8.487	1,357,359 1,084,020 1,257,683 1,480,091 1,879,029 2,428,769 1,327,161 1,607,132 910,375 465,953
TA AEGON Money Market - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	11.103 11.285 11.457 11.374 11.009 10.686 10.559 10.628 10.720 10.743	$ $ $ $ $ $ $ $ $ $	10.924 11.103 11.285 11.457 11.374 11.009 10.686 10.559 10.628 10.720	1,130,322 973,339 1,043,030 1,789,061 1,593,481 1,084,650 1,129,915 938,018 1,952,601 4,967,538
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception date October 1, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	18.370 14.318 10.163 17.471 14.238 12.261 10.976 10.000	$ $ $ $ $ $ $ $	17.572 18.370 14.318 10.163 17.471 14.238 12.261 10.976	287,392 285,792 338,526 419,941 421,664 510,959 507,200 156,784

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
TA AEGON U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	12.763 12.426 12.091 11.416 10.944 10.773 10.713 10.544 10.412 10.000	$ $ $ $ $ $ $ $ $ $	13.511 12.763 12.426 12.091 11.416 10.944 10.773 10.713 10.544 10.412	290,944 313,010 459,002 690,575 186,334 179,429 234,728 273,743 324,709 228,606
TA AEGON Tactical Vanguard ETF - Conservative - Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$10.052	30,396
TA AEGON Tactical Vanguard ETF - Growth - Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$9.884	5,886
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date November 29, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	9.148 6.944 4.397 8.321 6.904 6.386 6.036 5.727 4.543 6.901	$ $ $ $ $ $ $ $ $ $	8.396 9.148 6.944 4.397 8.321 6.904 6.386 6.036 5.727 4.543	1,331,826 716,023 717,337 671,764 901,297 849,549 945,968 1,092,270 1,191,164 1,006,806
TA Vanguard ETF Index - Balanced - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	10.199 9.366 8.170 10.000	$ $ $ $	10.181 10.199 9.366 8.170	6,485 3,527 0 0
TA Vanguard Index - Growth - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	9.714 8.738 7.210 10.000	$ $ $ $	9.448 9.714 8.738 7.210	13,804 18,217 24,300 0
TA Janus Balanced Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.000 0.986 0.987	$ $ $	0.877 1.000 0.986	170,774 170,032 47,571
TA Hanlon Balanced Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.969 1.020 0.998	$ $ $	0.921 .969 1.020	738,479 676,682 4,040
TA Hanlon Growth Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.998 1.021 0.996	$ $ $	0.867 .998 1.021	7,185 34,355 2,704
TA Hanlon Growth and Income Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.984 1.022 0.997	$ $ $	0.896 .984 1.022	918,658 768,674 18,572
TA Hanlon Income Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.988 1.004 1.000	$ $ $	1.001 .988 1.004	576,467 530,028 116,357
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.605 8.572 5.650 11.680 10.00	$ $ $ $ $	6.898 9.605 8.572 5.650 11.680	145,513 186,505 118,964 133,168 127,202
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	10.824 8.484 5.311 11.115 10.00	$ $ $ $ $	8.929 10.824 8.484 5.311 11.115	96,822 169,768 62,053 77,570 66,405

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
ProFund VP Bull Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.650 8.713 7.123 11.617 11.405 10.000	$ $ $ $ $ $	9.494 9.650 8.713 7.123 11.617 11.405	48,201 47,363 49,785 11,908 4,171 70,389
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.488 7.945 6.174 9.147 10.00	$ $ $ $ $	9.847 9.488 7.945 6.174 9.147	123,299 101,954 0 63 543
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.708 8.990 5.629 11.465 10.00	$ $ $ $ $	7.669 9.708 8.990 5.629 11.465	146,538 245,145 250,328 122,965 14,875
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.444 7.373 5.665 10.285 10.00	$ $ $ $ $	6.673 7.444 7.373 5.665 10.285	7,370 12,946 21,252 14,939 28,980
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.611 10.029 9.867 10.571 10.00	$ $ $ $ $	9.198 9.611 10.029 9.867 10.571	6,227 6,253 7,176 8,743 1,138
ProFund VP Financials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.187 4.753 4.201 8.634 10.00	$ $ $ $ $	4.397 5.187 4.753 4.201 8.634	54,249 82,631 54,467 39,943 521
ProFund VP International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.180 6.770 5.521 10.095 10.00	$ $ $ $ $	6.051 7.180 6.770 5.521 10.095	30,708 67,091 37,470 14,818 0
ProFund VP Japan Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.296 5.760 5.307 9.119 10.00	$ $ $ $ $	4.244 5.296 5.760 5.307 9.119	3,245 52 111 789 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.427 7.725 5.909 9.747 10.00	$ $ $ $ $	8.886 9.427 7.725 5.909 9.747	48,837 67,137 34,598 22,289 0
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.932 10.094 10.257 10.340 10.130 10.000	$ $ $ $ $ $	9.773 9.932 10.094 10.257 10.340 10.130	378,241 390,448 414,606 339,573 494,761 25,311
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	12.965 11.145 7.453 13.173 11.385 10.000	$ $ $ $ $ $	12.941 12.965 11.145 7.453 13.173 11.385	79,755 118,747 88,470 13,331 14,609 7,542
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.901 7.683 6.762 10.902 10.00	$ $ $ $ $	8.953 8.901 7.683 6.762 10.902	197,153 301,188 118,904 139,407 47,125

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.990 9.095 7.909 9.988 10.00	$ $ $ $ $	10.271 8.990 9.095 7.909 9.988	123,537 9,086 11,516 77,547 1,018
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	13.957 10.673 8.017 11.770 10.00	$ $ $ $ $	11.092 13.957 10.673 8.017 11.770	134,985 129,862 133,867 101,666 53,231
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	4.337 5.405 10.712 8.235 10.00	$ $ $ $ $	4.722 4.337 5.405 10.712 8.235	9,795 8,468 11,825 20,508 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.688 9.162 13.358 9.824 10.00	$ $ $ $ $	7.700 7.688 9.162 13.358 9.824	9,173 5,767 14,371 28,949 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	6.415 8.274 14.173 9.724 10.00	$ $ $ $ $	5.650 6.415 8.274 14.173 9.724	35,577 22,782 21,052 17,739 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	5.121 7.326 11.012 9.022 8.774 10.000	$ $ $ $ $ $	4.580 5.121 7.326 11.012 9.022 8.774	6,626 5,486 25,301 34,064 4,130 3,824
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.422 8.490 6.845 10.772 11.199 10.000	$ $ $ $ $ $	9.673 10.422 8.490 6.845 10.772 11.199	29,550 142,704 27,788 27,613 12,448 34,400
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.881 7.393 6.242 9.154 10.00	$ $ $ $ $	8.378 8.881 7.393 6.242 9.154	28,847 16,890 49,563 6,291 0
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.389 6.493 6.150 9.533 10.00	$ $ $ $ $	7.405 7.389 6.493 6.150 9.533	10,511 89,573 4,458 10,824 703
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.934 4.063 2.947 8.859 10.00	$ $ $ $ $	4.738 5.934 4.063 2.947 8.859	149,771 59,527 98,365 104,946 130
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	11.437 10.557 15.927 10.811 10.00	$ $ $ $ $	16.148 11.437 10.557 15.927 10.811	62,951 24,380 25,733 120,590 12,196
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.311 7.973 7.319 10.736 10.000	$ $ $ $ $	9.608 8.311 7.973 7.319 10.736	318,334 99,122 159,417 25,743 32,264

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.65%
		Beginning AUV		Ending AUV		# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	12.721 11.111 9.661 10.299 10.00	$ $ $ $ $	12.858 12.721 11.111 9.661 10.299	52,032 44,386 111,285 143,800 0
Fidelity VIP Contrafund® Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	12.805 11.132 8.353 14.817 12.841 11.714 10.209 9.013 7.148 8.039	$ $ $ $ $ $ $ $ $ $	12.247 12.805 11.132 8.353 14.817 12.841 11.714 10.209 9.013 7.148	283,090 300,937 395,802 448,337 552,279 607,942 795,035 596,225 559,326 372,631
Fidelity VIP Equity-Income Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	11.529 10.198 7.981 14.188 14.242 12.072 11.625 10.625 8.307 10.194	$ $ $ $ $ $ $ $ $ $	11.417 11.529 10.198 7.981 14.188 14.242 12.072 11.625 10.625 8.307	131,816 159,474 218,932 234,559 344,882 399,323 395,346 511,832 565,297 458,566
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	7.530 6.199 4.332 9.816 8.119 7.852 7.345 6.986 5.488 7.154	$ $ $ $ $ $ $ $ $ $	7.554 7.530 6.199 4.332 9.816 8.119 7.852 7.345 6.986 5.488	64,150 66,874 93,088 93,500 122,677 136,561 138,242 160,002 173,118 157,358

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.300 13.311 10.779 13.867 13.219 12.507 11.808 10.915 9.005 10.000	$ $ $ $ $ $ $ $ $ $	14.478 14.300 13.311 10.779 13.867 13.219 12.507 11.808 10.915 9.005	3,227,329 3,861,273 4,461,289 5,870,201 4,583,355 5,034,789 5,828,496 6,517,814 5,841,967 2,988,055
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.617 12.012 9.383 15.761 14.833 13.009 11754 10.439 8.093 10.00	$ $ $ $ $ $ $ $ $ $	12.702 13.617 12.012 9.383 15.761 14.833 13.009 11754 10.439 8.093	4,593,978 5,571,331 6,446;434 7,225,916 9,049,661 11,307,827 12,328,154 12,181,001 9,124,299 3,146,691
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.501 13.322 10.687 14.637 13.749 12.507 11.804 10.746 8.727 10.000	$ $ $ $ $ $ $ $ $ $	14.385 14.501 13.322 10.687 14.637 13.749 12.507 11.804 10.746 8.727	5,930,674 8,769,429 8,769,429 10,212,357 15,052,020 18,260,819 21,105,353 21,341,134 19,088,264 8,790,569
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.281 12.846 10.164 15.329 14.418 12.844 11.850 10.584 8.440 10.000	$ $ $ $ $ $ $ $ $ $	13.801 14.281 12.846 10.164 15.329 14.418 12.844 11.850 10.584 8.440	8,914,351 10,000,906 11,541,479 13,430,725 18,085,015 21,377,053 22,806,861 22,388,762 18,300,336 9,042,969
TA International Moderate Growth - Initial Class Subaccount Inception Date May 1, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.724 8.923 6.976 11.075 10.333 10.000	$ $ $ $ $ $	8.883 9.724 8.923 6.976 11.075 10.333	430,916 476,182 464,982 474,118 618,174 226,525
TA BlackRock Large Cap Value - Initial Class Subaccount Inception Date May 1, 1996	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	20.853 19.145 17.030 26.122 25.316 21.956 19.203 16.456 12.859 15.200	$ $ $ $ $ $ $ $ $ $	21.128 20.853 19.145 17.030 26.122 25.316 21.956 19.203 16.456 12.859	1,725,495 2,065,792 1,601,623 1,293,273 2,009,292 2,817,033 3,426,531 3,315,051 4,030,078 4,664,060

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 1, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	24.698 21.652 16.456 28.960 31.479 22.436 20.050 15.304 11.434 11.192	$ $ $ $ $ $ $ $ $ $	22.961 24.698 21.652 16.456 28.960 31.479 22.436 20.050 15.304 11.434	821,421 925,531 1,068,476 1,207,167 1,901,925 3,458,947 3,840,201 4,420,244 4,388,984 4,593,344
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date March 1, 1994	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	28.919 29.357 28.569 30.345 30.919 30.512 29.480 27.375 21.886 21.982	$ $ $ $ $ $ $ $ $ $	29.556 28.919 29.357 28.569 30.345 30.919 30.512 29.480 27.375 21.886	1,135,293 1,402,094 1,711,900 2,073,807 2,885,299 4,516,150 6,378,008 7,819,718 8,687,045 9,403,118
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date December 03, 1992	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	24.263 22.730 21.033 20.200 19.154 18.691 18.528 17.976 17.480 16.119	$ $ $ $ $ $ $ $ $ $	25.730 24.263 22.730 21.033 20.200 19.154 18.691 18.528 17.976 17.480	1,367,473 1,412,094 1,710,872 1,765,933 2,194,678 3,026,024 4,408,034 5,799,745 7,789,081 11,128,051
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	12.074 10.630 8.318 13.463 13.060 11.485 11.257 10.283 8.087 10.000	$ $ $ $ $ $ $ $ $ $	11.996 12.074 10.630 8.318 13.463 13.060 11.485 11.257 10.283 8.087	297,195 442,788 227,794 264,483 331,154 440,597 658,214 745,971 443,924 293,155
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.829 14.699 11.791 17.814 17.567 15.194 14.115 12.493 9.640 11.201	$ $ $ $ $ $ $ $ $ $	17.937 17.829 14.699 11.791 17.814 17.567 15.194 14.115 12.493 9.640	495,134 596,704 701,730 858,282 1,237,756 1,797,202 2,807,754 3,071,429 3,200,782 3,204,752
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	17.027 13.548 10.740 17.115 17.178 14.693 14.316 13.302 9.981 13.445	$ $ $ $ $ $ $ $ $ $	15.817 17.027 13.548 10.740 17.115 17.178 14.693 14.316 13.302 9.981	1,139,134 1,348,084 1,497,738 1,814,554 2,662,028 3,814,746 5,410,442 7,044,334 8,431,451 9,358,103

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA AEGON High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2011 2010 2009 2008 2007 2006 2005 2004 2003	$ $ $ $ $ $ $ $ $	15.410 13.897 9.571 12.975 12.918 11.807 11.759 10.864 10.000	$ $ $ $ $ $ $ $ $	15.923 15.410 13.897 9.571 12.975 12.918 11.807 11.759 10.864	790,360 930,927 742,537 339,622 419,236 1,206,639 1,273,537 817,140 842,573
TA MFS International Equity - Initial Class Subaccount Inception Date January 2, 1997	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.183 12.097 9.245 14.488 13.460 11.090 9.964 8.832 7.149 9.198	$ $ $ $ $ $ $ $ $ $	11.693 13.183 12.097 9.245 14.488 13.460 11.090 9.964 8.832 7.149	1,960,716 2,358,691 2,548,529 3,041,558 4,267,649 5,817,353 5,871,721 6,615,253 6,818,662 2,158,257
TA Jennison Growth - Initial Class Subaccount Inception Date April 29, 2010	2011 2010	$ $	10.527 10.000	$ $	10.316 10.527	976,540 921,901
TA Multi Managed Large Cap Core – Initial Class Subaccount Inception Date April 30, 2009	2011 2010 2009	$ $ $	15.452 13,148 10.000	$ $ $	14.894 15.452 13,148	499,675 402,885 433,065
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $	14.489 13.706 11.977 12.494 11.629 11.316 11.214 10.883 10.521 10.000	$ $ $ $ $ $ $ $ $	15.185 14.489 13.706 11.977 12.494 11.629 11.316 11.214 10.883 10.521	2,304,667 2,359,182 2,485,476 2,062,063 1,671,402 2,105,599 2,788,432 2,996,383 3,564,020 3,222,374
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 3, 1999	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	16.341 12.326 9.011 14.334 13.262 12.982 11.902 10.936 7.899 11.026	$ $ $ $ $ $ $ $ $ $	16.388 16.341 12.326 9.011 14.334 13.262 12.982 11.902 10.936 7.899	750,309 953,175 974,497 967,390 1,359,753 1,852,828 4,035,090 3,799,997 3,555,552 2,382,626
TA Third Avenue Value - Initial Class Subaccount Inception Date January 2, 1998	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	24.961 21.926 16.483 28.404 28.462 24.866 21.224 17.245 12.741 14.661	$ $ $ $ $ $ $ $ $ $	21.089 24.961 21.926 16.483 28.404 28.462 24.866 21.224 17.245 12.741	1,478,774 1,729,403 2,190,221 2,699,050 4,020,137 5,809,063 7,141,447 7,389,914 7,182,665 7,316,937
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	15.097 12.334 9.902 14.854 13.260 12.321 11.573 10.559 9.401 10.000	$ $ $ $ $ $ $ $ $ $	15.490 15.097 12.334 9.902 14.854 13.260 12.321 11.573 10.559 9.401	4,208,765 4,823,163 522,122 537,952 930,691 1,026,071 994,375 1,174,368 1,218,670 1,222,243

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA AllianceBernstein Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.308 13.275 10.252 16.468 14.077 12.872 12.565 11.259 9.233 10.000	$ $ $ $ $ $ $ $ $ $	14.366 14.308 13.275 10.252 16.468 14.077 12.872 12.565 11.259 9.233	434,634 532,782 517,560 438,031 659,363 811,580 943,727 1,086,067 873,405 206,962
TA WMC Diversified Growth - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.990 12.041 9.450 17.749 15.478 14.437 12.563 11.001 8.502 10.000	$ $ $ $ $ $ $ $ $ $	13.282 13.990 12.041 9.450 17.749 15.478 14.437 12.563 11.001 8.502	11,844,893 9,505,462 10,992,395 12,811,288 16,561,548 25,851,207 13,672,577 17,089,942 2,829,041 1,701,104
TA AEGON Money Market - Initial Class Subaccount Inception Date December 3, 1992	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	14.057 14.253 14.434 14.294 13.801 13.363 13.172 13.224 13.305 13.300	$ $ $ $ $ $ $ $ $ $	13.864 14.057 14.253 14.434 14.294 13.801 13.363 13.172 13.224 13.305	2,998,242 2,907,575 3,531,904 6,188,956 3,301,488 3,966,551 5,662,245 6,858,649 11,342,685 22,772,399
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception date May 3, 2004	2011 2010 2009 2008 2007 2006 2005 2004	$ $ $ $ $ $ $ $	19.381 15.069 10.670 18.297 14.874 12.777 11.409 10.000	$ $ $ $ $ $ $ $	18.606 19.381 15.069 10.670 18.297 14.874 12.777 11.409	859,743 942,081 1,110,207 1,095,409 1,160,433 1,052,520 1,124,332 338,560
TA AEGON U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.041 12.666 12.294 11.579 11.072 10.872 10.784 10.588 10.430 10.000	$ $ $ $ $ $ $ $ $ $	13.839 13.041 12.666 12.294 11.579 11.072 10.872 10.784 10.588 10.430	893,106 823,656 755,206 1,216,630 344,790 404,997 529,899 581,204 834,983 1,091,530
TA AEGON Tactical Vanguard ETF – Conservative – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$10.053	12,659
TA AEGON Tactical Vanguard ETF – Growth – Service Class Subaccount Inception Date December 9, 2011	2011		$10.000		$9.886	173,245

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date March 1, 1993	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	48.722 36.895 23.301 43.992 36.408 33.592 31.673 29.979 23.723 35.939	$ $ $ $ $ $ $ $ $ $	44.826 48.722 36.895 23.301 43.992 36.408 33.592 31.673 29.979 23.723	1,486,671 1,361,782 1,524,386 1,720,471 2,232,162 3,364,728 5,031,502 6,800,245 8,603,602 10,523,277
TA Vanguard ETF Index – Balanced - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	10.266 9.405 8.183 10.000	$ $ $ $	10.273 10.266 9.405 8.183	36,196 38,241 14,478 22
TA Vanguard ETF Index - Growth - Service Class Subaccount Inception Date May 1, 2008	2011 2010 2009 2008	$ $ $ $	9.778 8.774 7.222 10.000	$ $ $ $	9.534 9.778 8.774 7.222	198,444 211,869 176,508 123,687
TA Janus Balanced Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.002 0.986 0.986	$ $ $	0.882 1.002 0.986	734,730 715,920 356,277
TA Hanlon Balanced Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.972 1.021 0.998	$ $ $	0.926 .972 1.021	1,137,182 1,135,156 236,826
TA Hanlon Growth Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	1.000 1.021 0.996	$ $ $	0.872 1.000 1.021	481,339 601,088 118,129
TA Hanlon Growth and Income Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.987 1.023 0.997	$ $ $	0.901 .987 1.023	1,572,785 1,033,424 100,005
TA Hanlon Income Subaccount Inception Date November 19, 2009	2011 2010 2009	$ $ $	.991 1.004 1.000	$ $ $	1.006 .991 1.004	6,672,981 6,256,255 1,871,327
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.684 8.621 5.669 11.690 10.00	$ $ $ $ $	6.972 9.684 8.621 5.669 11.690	133,347 350,587 367,162 152,155 107,427
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	10.914 8.532 5.328 11.123 10.00	$ $ $ $ $	9.025 10.914 8.532 5.328 11.123	412,983 353,919 359,687 154,700 217,332
ProFund VP Bull Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	9.759 8.790 7.168 11.662 11.421 10.000	$ $ $ $ $ $	9.625 9.759 8.790 7.168 11.662 11.421	201,555 238,450 601,238 98,082 107,154 928,230
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.566 7.991 6.194 9.154 10.00	$ $ $ $ $	9.953 9.566 7.991 6.194 9.154	210,912 71,315 9,284 5,266 0

CONDENSED FINANCIAL INFORMATION — (Continued)

1.40%
Subaccount	Year	Beginning AUV		Ending AUV		# Units
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.788 9.042 5.647 11.474 10.00	$ $ $ $ $	7.751 9.788 9.042 5.647 11.474	403,371 870,584 918,862 190,791 77,440
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.506 7.415 5.684 10.293 10.00	$ $ $ $ $	6.745 7.506 7.415 5.684 10.293	9,509 21,321 37,500 66,270 254,070
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.690 10.086 9.899 10.580 10.00	$ $ $ $ $	9.296 9.690 10.086 9.899 10.580	25,521 23,862 40,388 29,411 3,152
ProFund VP Financials Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.229 4.780 4.214 8.641 10.00	$ $ $ $ $	4.444 5.229 4.780 4.214 8.641	163,946 277,364 285,741 130,843 0
ProFund VP International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.239 6.809 5.539 10.103 10.00	$ $ $ $ $	6.116 7.239 6.809 5.539 10.103	95,805 343,554 342,327 40,395 3,519
ProFund VP Japan Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.340 5.793 5.324 9.126 10.00	$ $ $ $ $	4.290 5.340 5.793 5.324 9.126	37,433 2,299 8,895 3,558 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.504 7.769 5.929 9.755 10.00	$ $ $ $ $	8.981 9.504 7.769 5.929 9.755	128,623 272,918 175,183 46,481 0
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.044 10.183 10.322 10.380 10.144 10.000	$ $ $ $ $ $	9.908 10.044 10.183 10.322 10.380 10.144	866,891 320,885 662,299 1,574,479 1,886,833 35,549
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	13.111 11.244 7.500 13.223 11.400 10.000	$ $ $ $ $ $	13.119 13.111 11.244 7.500 13.223 11.400	169,163 114,383 161,621 60,116 82,710 240,507
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.974 7.727 6.784 10.911 10.00	$ $ $ $ $	9.049 8.974 7.727 6.784 10.911	506,579 627,073 669,089 309,164 97,260
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	9.064 9.147 7.935 9.996 10.00	$ $ $ $ $	10.381 9.064 9.147 7.935 9.996	224,426 56,601 58,483 94,868 0
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	14.072 10.734 8.043 11.780 10.00	$ $ $ $ $	11.211 14.072 10.734 8.043 11.780	433,770 417,284 365,199 231,130 122,871

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	4.373 5.436 10.747 8.242 10.00	$ $ $ $ $	4.773 4.373 5.436 10.747 8.242	43,703 72,257 23,920 65,279 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.752 9.214 13.402 9.831 10.00	$ $ $ $ $	7.783 7.752 9.214 13.402 9.831	17,245 21,465 51,747 90,765 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	6.468 8.321 14.219 9.732 10.00	$ $ $ $ $	5.710 6.468 8.321 14.219 9.732	51,755 62,355 23,037 44,281 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	5.179 7.391 11.082 9.056 8.786 10.000	$ $ $ $ $ $	4.643 5.179 7.391 11.082 9.056 8.786	66,168 37,463 84,201 60,402 11,950 12,535
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2011 2010 2009 2008 2007 2006	$ $ $ $ $ $	10.540 8.565 6.889 10.814 11.214 10.000	$ $ $ $ $ $	9.807 10.540 8.565 6.889 10.814 11.214	164,484 194,854 129,744 114,859 88,292 520,447
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.954 7.436 6.262 9.161 10.00	$ $ $ $ $	8.468 8.954 7.436 6.262 9.161	146,544 30,586 120,527 45,872 703
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	7.450 6.530 6.170 9.541 10.00	$ $ $ $ $	7.485 7.450 6.530 6.170 9.541	11,184 161,026 24,989 25,813 50
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	5.983 4.087 2.956 8.866 10.00	$ $ $ $ $	4.789 5.983 4.087 2.956 8.866	166,751 185,413 175,371 79,569 23,136
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	11.531 10.618 15.979 10.819 10.00	$ $ $ $ $	16.321 11.531 10.618 15.979 10.819	105,964 70,573 55,121 140,797 72,279
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	8.379 8.019 7.343 10.745 10.00	$ $ $ $ $	9.711 8.379 8.019 7.343 10.745	490,845 295,606 368,063 143,559 276,532
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2011 2010 2009 2008 2007	$ $ $ $ $	12.825 11.175 9.692 10.307 10.00	$ $ $ $ $	12.996 12.825 11.175 9.692 10.307	177,927 151,231 416,799 467,122 1,348

CONDENSED FINANCIAL INFORMATION — (Continued)

Subaccount	Year	1.40%
		Beginning AUV		Ending AUV		# Units
Fidelity VIP Contrafund® Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	13.149 11.403 8.535 15.103 13.056 11.882 10.329 9.096 7.195 8.072	$ $ $ $ $ $ $ $ $ $	12.607 13.149 11.403 8.535 15.103 13.056 11.882 10.329 9.096 7.195	1,042,833 1,201,203 1,387,429 1,569,061 1,958,288 2,599,635 3,234,967 2,969,700 2,899,774 2,847,105
Fidelity VIP Equity-Income Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	11.840 10.447 8.156 14.462 14.482 12.245 11.762 10.723 8.363 10.237	$ $ $ $ $ $ $ $ $ $	11.753 11.840 10.447 8.156 14.462 14.482 12.245 11.762 10.723 8.363	485,353 618,474 729,678 840,532 1,140,970 1,437,937 1,575,184 2,093,774 2,413,903 2,300,628
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$ $ $ $ $ $ $ $ $ $	7.733 6.350 4.427 10.006 8.256 7.964 7.431 7.054 5.525 7.184	$ $ $ $ $ $ $ $ $ $	7.776 7.733 6.350 4.427 10.006 8.256 7.964 7.431 7.054 5.525	233,053 260,669 325,556 343,757 494,904 544,698 680,874 860,008 961,238 910,288

APPENDIX D

GUARANTEED MINIMUM INCOME BENEFIT RIDER

(NO LONGER AVAILABLE)

The following discussion related to the Guaranteed Minimum Income Benefit Rider being issued on or after May 1, 2002. If you purchased a Guaranteed Minimum Income Benefit Rider before May 1, 2002, please consult the prospectus you received when you purchased that rider for details on the terms of your rider. If you have questions, please contact us at 1-800-851-9777, Ext. 6538 (Monday – Friday 8:00 a.m. – 8:00 p.m.). If you upgrade you rider, you will receive the rider discussed below. See Minimum Annuitization Value Upgrade below for more information about the rider upgrade.

The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a “minimum annuitization value.” By selecting this rider, you are guaranteed a future minimum level of income under the rider’s fixed or variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios. (If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate purchase payments or transfer annuity value. Any such restriction will not affect the allocations you made before we put the restriction in place.)

You may purchase the rider when we issue your Contract or anytime before the annuitant’s 90th birthday.

You can annuitize under the rider (subject to the conditions described below) using the greater of the annuity value or the minimum annuitization value. If you annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:

•	you may not annuitize under the Term Certain fixed annuity payment option;

•

we will adjust the age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being in force for 10 years at the time you annuitize. This will reduce the amount of your annuity payments.

See Annuity Payment Options Under the Rider and Annuity Factor Age Adjustment in the SAI for more information.

Minimum Annuitization Value. If you purchase the rider at issue, the minimum annuitization value is the annuity value on that date. If you purchase the rider at a future date, the minimum annuitization value would be:

•	the annuity value on the date the rider is issued, plus

•	any additional premiums paid after the rider is issued, minus

•	an adjustment for any partial withdrawals made after the date the rider is issued

•	accumulated at the annual growth rate, minus

•	any premium taxes.

The annual growth rate is currently 6% per year. For Contracts issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your Contract, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before you can annuitize under the rider, without the annuity factor age adjustment, will not change unless you upgrade the rider. Partial withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar.

GUARANTEED MINIMUM INCOME BENEFIT RIDER — (Continued)

The minimum annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to partial withdrawals. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use the greater of your annuity value or your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) to determine the amount of your fixed or variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the Contract.

Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:

Fixed Annuity Payment Options:

•

Term Certain - Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when you annuitize. This annuity payment option is not available if you annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.

Variable Annuity Payment Options:

•

Life Income - An election may be made for “No Period Certain,” “10 Years Certain,” or “Installment Refund.” Installment Refund is an annuity payment option that guarantees the return of the minimum annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum annuitization value. Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

•

Joint and Full Survivor - An election may be made for “No Period Certain,” “10 Years Certain,” or “Installment Refund.” Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

Before you annuitize under the rider’s variable annuity options, you may transfer values from one subaccount to another. In the future, we may restrict the subaccounts to which you may transfer annuity value. After the maturity date, no transfers may be made to or from the fixed account, and we reserve the right to limit transfers among the subaccounts to once per year.

Note Carefully: The death benefit payable after you annuitize under the rider will be affected by the annuity option you choose.

If:

•	you choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and

•	the annuitant dies, for example, before the due date of the second annuity payment;

Then:

•	we will make only one annuity payment and there will be no death benefit payable.

GUARANTEED MINIMUM INCOME BENEFIT RIDER — (Continued)

Annuity Factor Age Adjustment. If you annuitize under one of the rider’s variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 9 years from the annuitant’s age (age 85 if the annuitant’s age is at least 85). This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The age adjustment is as follows:

Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0

Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum annuitization value to the current annuity value at any time after the first rider anniversary and before the annuitant’s 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.

If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider’s issue date, so that annuitizing prior to the new rider’s 10th anniversary will result in an annuity factor age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider’s benefits and charges prior to upgrading.

It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.

Conditions to Annuitize Under the Rider. You can only annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum annuitization value, you cannot annuitize before the new rider’s first rider anniversary. You cannot annuitize under the rider after the 30-day period following the rider anniversary after the annuitant’s 94th birthday (earlier if required by your state). For your convenience, we will put the last date to annuitize under the rider on page one of the rider.

Note Carefully:

•	You may only annuitize under the rider at the times indicated above. If you annuitize at any other time, you lose the benefit of the rider.

•	If you annuitize under the rider before the 10th rider anniversary, there will be an annuity factor age adjustment. See Annuity Factor Age Adjustment above.

Payments under the Rider. If you elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize” the payments (hold them constant) during each rider year.

GUARANTEED MINIMUM INCOME BENEFIT RIDER — (Continued)

During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.

Rider Charge Before Annuitization. Prior to annuitization, a rider charge, currently 0.35% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including Contract surrender and upgrades of the minimum annuitization value). The annual rider charge after an upgrade is currently 0.35%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.

We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.

Rider Charge After Annuitization. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 2.10%.

Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our administrative office. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:

•	annuitization that is not under the rider;

•	the date you elect to upgrade (although a new rider will be issued);

•	the date we receive your complete written request to terminate the rider;

•	the date your Contract terminates or is surrendered;

•	30 days following the rider anniversary after the annuitant’s 94th birthday (earlier if required by your state); or

•	the date of death of annuitant when the death benefit proceeds are payable to the beneficiary.

However, if the change in annuitant is due to the death of an annuitant who is not an owner, then you may name a new annuitant and the then-current rider will remain in effect.

GUARANTEED MINIMUM INCOME BENEFIT RIDER — (Continued)

The rider does not establish or guarantee annuity value or guarantee performance of any subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the annuity value at the Contract’s applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.

The rider may vary by state and is not available in all states. We recommend that you consult your tax advisor before you purchase this rider.